PROSPECTUS                                                     December 17, 2003
--------------------------------------------------------------------------------
$30,000,000

Investment Grade Municipal Income Fund Inc.

600 Shares Series C
Auction Preferred Shares
Liquidation Preference $50,000 Per Share
-----------------------------------------------------------------------------

Investment Grade Municipal Income Fund Inc. (the "Fund") is offering 600 Auction Preferred Shares, Series C ("APS Series C"). APS Series C have a liquidation preference of $50,000 per share, plus any accumulated, unpaid dividends. APS Series C also have priority over the Fund's Common Stock as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the APS Series C be offered with a rating of "Aaa" from Moody's and "AAA" from S&P. The Fund currently has 800 shares of each of APS Series A and APS Series B outstanding. APS Series A, B and C are collectively referred to herein as "APS."

Investment Objective. The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. To achieve this objective, the Fund normally invests substantially all of its assets in a diversified portfolio of Municipal Obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade Municipal Obligations, the income from which is exempt from regular federal income tax. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's Investors Service, Inc. (Baa or higher) or Standard & Poor's, a division of The McGraw-Hill Companies, Inc., (BBB or higher) or have an equivalent rating from another nationally recognized statistical rating organization ("NRSRO" or "rating agency"). The Fund may invest up to 20% of its net assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by the Fund's investment advisor to be of comparable quality to those that are rated investment grade. There is no assurance that the Fund will achieve its investment objective. All or a portion of the Fund's dividends may be attributable to interest income that is an item of tax preference for purposes of the federal alternative minimum tax.

Investment Advisor. UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as investment advisor and administrator to the Fund. The address of the Fund is 51 West 52nd Street, New York, New York 10019-6114, and its telephone number is 212-882 5000.

Risks. Investing in APS involves certain risks. See "Investment Objective and Policies" and "Investment Risks."

The minimum purchase amount of APS Series C is $50,000.

As with all investment companies, neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved the APS or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                    Price to public                       Sales load(1)                       Proceeds to Fund(2)
---------------------------------------------------------------------------------------------------------------------------------
Per share                             $   50,000     $                              500  $                                 49,500
---------------------------------------------------------------------------------------------------------------------------------
Total                                 $30,000,000    $                          300,000  $                             29,700,000
---------------------------------------------------------------------------------------------------------------------------------

(1) The Fund and UBS Global AM have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."
(2) Before deducting estimated offering expenses of $223,700 payable by the Fund.

                              UBS Investment Bank

--------------------------------------------------------------------------------

(CONTINUED FROM PREVIOUS PAGE)

This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information, dated December 17, 2003, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund or by calling toll-free 1-800-647 1568 or from the SEC's website at http//www.sec.gov.

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Dividends on shares of each series of APS, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from federal income tax in the hands of APS Stockholders, subject to the possible application of the federal alternative minimum tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between shares of Common Stock and the APS. The Fund may give notice of the amount of any dividend income with respect to each series of the APS that is taxable for federal income tax purposes in advance of the related Auction, as described in more detail below. The amount of taxable income, if any, allocable to the APS will depend on the amount of any such income realized by the Fund. See "Taxation."

The PER ANNUM dividend rate for the initial dividend period will be 1.10% PER ANNUM for APS Series C. For each Subsequent Dividend Period, the dividend rate on shares of APS Series C will be based on a rate set at Auction, except as provided in this Prospectus. See "Description of APS--Dividends and Dividend Periods."

Prospective purchasers should carefully review the Auction procedures described in this Prospectus and should note that (i) a bid or sell order constitutes a commitment to purchase or sell APS based upon the results of an Auction,
(ii) Auctions will be conducted through telephone or other electronic communications and (iii) settlement for purchases and sales will be on the next business day following an Auction.

Dividends on shares of each series of APS shall accumulate at the applicable rate PER ANNUM from the date of original issue and, except as provided below, shall be payable in the case of APS Series C on Thursday, January 8, 2004, and each Thursday thereafter. The first Auction Date for APS Series C is scheduled for Wednesday, January 7, 2004. Subsequent Dividend Periods shall generally be seven days for APS Series C. However, the Fund, subject to certain conditions, may designate any dividend period of any APS series as a special dividend period, which shall be such number of consecutive days, whole months or whole years as the Fund's board of directors ("Board") shall specify, subject to certain conditions. The shares of each series of APS are redeemable by the Fund as described herein. See "Description of APS--Redemption."

Prior to this offering, there has been no market for shares of APS Series C. You may buy or sell APS only through an order placed at an Auction or to or through a broker-dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent.

The APS offered hereby are offered by UBS Securities LLC subject to its receipt and acceptance of and right to reject any order in whole or in part. It is expected that one certificate for APS Series C will be delivered to or through the facilities of Depository Trust Company on or about December 22, 2003.

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Fund nor UBS Global AM has authorized anyone to provide you with different information. You should not assume that the information contained in this prospectus is accurate as of any date other that the date on the front of this prospectus.

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state, or municipal government or agency.

           The Fund Is Not a Complete or Balanced Investment Program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus Summary................................    1
Financial Highlights..............................    6
Privacy Principles of the Fund....................    9
The Fund..........................................    9
Use of Proceeds...................................    9
Capitalization....................................   10
Portfolio Composition.............................   11
Investment Objective and Policies.................   11
Investment Risks..................................   15
Description of APS................................   19
The Auction.......................................   27
Taxation..........................................   29
Management of the Fund............................   31
Description of Common Stock.......................   32
Underwriting......................................   34
Custodian, Transfer and Dividend Disbursing Agent,
 Registrar and Auction Agent......................   34
Legal Matters.....................................   34
Auditors..........................................   34
Available Information.............................   35
Table of Contents of Statement of Additional
 Information......................................   36
Types of Municipal Obligations....................  A-1
Master Purchaser's Letter.........................  A-4

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN APS SERIES C. YOU SHOULD READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND..........................................  Investment Grade Municipal Income Fund Inc. is a
                                                    diversified, closed-end management investment
                                                    company. Investment Grade Municipal Income Fund
                                                    Inc. is referred to simply as "the Fund"
                                                    throughout the prospectus. The Fund's Common Stock
                                                    trades on the New York Stock Exchange under the
                                                    symbol "PPM." See "Description of Common Stock."
                                                    As of September 30, 2003, the Fund had outstanding
                                                    10,356,667 shares of Common Stock, 800 shares of
                                                    Auction Preferred Shares Series A, and 800 shares
                                                    of Auction Preferred Shares Series B. As of
                                                    September 30, 2003, the Fund's total net assets
                                                    were $248,887,747.

INVESTMENT OBJECTIVE AND POLICIES.................  The Fund's investment objective is to achieve a high level of current income that is exempt from
                                                    federal income tax, consistent with the
                                                    preservation of capital. There is no assurance
                                                    that the Fund will achieve its investment
                                                    objective.

                                                    To achieve its investment objective, the Fund
                                                    normally invests substantially all of its assets
                                                    in a diversified portfolio of Municipal
                                                    Obligations. Under normal circumstances, the Fund
                                                    invests at least 80% of its net assets in
                                                    investment grade Municipal Obligations, the income
                                                    from which is exempt from regular federal income
                                                    tax. Municipal Obligations rated investment grade
                                                    are those that, at the time of investment, are
                                                    rated within the four highest grades by Moody's
                                                    Investors Service, Inc. ("Moody's") (Baa or
                                                    higher) or Standard & Poor's, a division of The
                                                    McGraw Hill Companies, Inc. ("S&P") (BBB or
                                                    higher), or have an equivalent rating from another
                                                    nationally recognized statistical rating
                                                    organization. The Fund may invest up to 20% of its
                                                    net assets in Municipal Obligations that are
                                                    unrated but that, at the time of investment, have
                                                    been determined by UBS Global AM to be of
                                                    comparable quality to those that are rated
                                                    investment grade.

                                                    At least 80% of the Fund's net assets normally are
                                                    invested in Municipal Obligations the interest on
                                                    which is not an item of tax preference for
                                                    purposes of the federal alternative minimum tax
                                                    ("AMT") ("Tax Preference Item"). Under normal
                                                    circumstances, the Fund may invest in high
                                                    quality, short-term, tax-exempt investments, and
                                                    with respect to up to 20% of its net assets,
                                                    taxable investments, in order to invest cash
                                                    reserves, or it may make such investments on a
                                                    temporary basis during defensive periods or when,
                                                    in the opinion of UBS Global AM, no suitable
                                                    longer-term Municipal Obligations are available.
                                                    The Fund may engage in when-issued and delayed
                                                    delivery transactions, enter into stand-by
                                                    commitments, purchase illiquid securities, invest
                                                    in repurchase agreements, lend portfolio
                                                    securities and enter into certain hedging and
                                                    related income strategies. The Fund may enter into
                                                    options and futures that, at a maximum,
                                                    approximate

                                                    (but do not exceed) the full value of its
                                                    portfolio assets. Certain of these investment
                                                    practices entail additional risks and may give
                                                    rise to taxable income; however, they may also be
                                                    used to manage risks. The Fund may use options
                                                    (both exchange-traded and OTC) to attempt to
                                                    enhance income (which would be taxable income) and
                                                    also may attempt to "hedge" or manage the overall
                                                    risk of its investments by using options, futures
                                                    contracts and interest rate protection
                                                    transactions. The Fund may use derivatives as a
                                                    substitute for taking a position in an underlying
                                                    security or other asset and/or as part of a
                                                    strategy designed to reduce exposure to other
                                                    risks, such as interest rate risk. The Fund also
                                                    may use derivatives to add leverage to the
                                                    portfolio and/or to hedge against increases in the
                                                    Fund's costs associated with the dividend payments
                                                    on the preferred stock, including the APS. See
                                                    "Investment Objective and Policies," "Investment
                                                    Risks," "Taxation" and the Appendix.

INVESTMENT ADVISOR AND ADMINISTRATOR..............  UBS Global AM, an indirect, wholly owned subsidiary of UBS AG, is the Fund's investment
                                                    advisor and administrator. UBS Global AM provides
                                                    investment advisory and portfolio management
                                                    services to investment companies and other
                                                    clients. As investment advisor and administrator,
                                                    UBS Global AM is entitled to receive from the Fund
                                                    a fee, computed weekly and paid monthly, in an
                                                    amount equal to an annual rate of 0.90% of the
                                                    Fund's average weekly net assets. UBS Global AM
                                                    has agreed to waive a portion of its fee in the
                                                    amount of 0.20% of average weekly net assets,
                                                    effectively reducing the annual fee paid to UBS
                                                    Global AM by the Fund to 0.70% of average weekly
                                                    net assets. This waiver will continue indefinitely
                                                    unless the Fund's Board of Directors agrees to any
                                                    change. See "Management of the Fund."

THE OFFERING......................................  The Fund is offering its preferred stock, designated as Auction Preferred Shares ("APS"),
                                                    Series C, at a purchase price of $50,000 per
                                                    share. APS Series C shares are being offered by
                                                    UBS Securities LLC.

AUCTION PREFERRED SHARES..........................  The Fund has outstanding 800 shares of APS Series
                                                    A and 800 shares of APS Series B, having an
                                                    aggregate liquidation value of $80,000,000. Shares
                                                    of APS Series C are very similar to APS Series A
                                                    and APS Series B. The issuance of APS Series C
                                                    will increase the total assets of the Fund. The
                                                    APS pay dividends at rates that are adjusted over
                                                    relatively short periods of time and that reflect
                                                    prevailing short-term, tax-exempt interest rates.
                                                    The proceeds of APS offerings are invested in
                                                    longer-term Municipal Obligations, which typically
                                                    bear interest at rates that are higher than
                                                    short-term, tax-exempt interest rates. The APS
                                                    offered hereby are expected to receive ratings of
                                                    Aaa from Moody's and AAA from S&P. See
                                                    "Description of APS."

RISK FACTORS SUMMARY..............................  Risk is inherent in all investing. Therefore, before investing in the APS, you should consider
                                                    certain risks carefully. The primary risks of
                                                    investing in the APS are:

                                                    -  if an Auction fails, you may not be able to
                                                       sell some or all of your shares;

                                                    -  the Fund's use of leverage creates special
                                                       risks not associated with unleveraged funds
                                                       having similar investment objectives and
                                                       policies, including the possibility of
                                                       volatility of the APS's asset coverage;

                                                    -  you may not be able to sell your APS between
                                                       Auctions, or, if you do, you may not obtain the
                                                       full amount of your purchase price;

                                                    -  because of the nature of the market for APS,
                                                       you may receive less than the price you paid
                                                       for your APS if you sell them outside of the
                                                       Auction, especially when market interest rates
                                                       are rising;

                                                    -  a rating agency could suspend, withdraw or
                                                       downgrade the rating assigned to the APS, which
                                                       could affect liquidity;

                                                    -  the Fund may be forced to redeem your APS to
                                                       meet regulatory or rating agency requirements,
                                                       or may voluntarily redeem your APS in certain
                                                       circumstances;

                                                    -  in extraordinary circumstances, the Fund may
                                                       not earn sufficient income from its investments
                                                       to pay dividends;

                                                    -  if interest rates rise, the value of the Fund's
                                                       investment portfolio will decline, reducing the
                                                       asset coverage for the APS;

                                                    -  if an issuer of a Municipal Obligation in which
                                                       the Fund invests experiences financial
                                                       difficulty or defaults, there may be a negative
                                                       impact on the income and assets of the Fund's
                                                       portfolio; and

                                                    -  the Fund may invest up to 20% of its net assets
                                                       in Municipal Obligations that are unrated but
                                                       that, at the time of investment, have been
                                                       determined by UBS Global AM to be of comparable
                                                       quality to those that are rated investment
                                                       grade.

                                                    For additional risks of investing in the Fund, see
                                                    "Investment Objective and Policies" and
                                                    "Investment Risks."

TRADING MARKET....................................  APS are not listed on an exchange. Instead, you may buy or sell APS through an Auction that
                                                    normally is held weekly, by submitting orders to
                                                    or through a Broker-Dealer or other person that
                                                    has delivered a signed Master Purchaser's Letter
                                                    to the Auction Agent.

                                                    The Broker-Dealers may maintain a secondary
                                                    trading market in the APS outside of Auctions.
                                                    They have no obligation to do so, however, and
                                                    there can be no assurance that a secondary market
                                                    for the APS will develop or, if it does develop,
                                                    that it will provide holders with liquidity. APS
                                                    Series C will not be registered on any stock
                                                    exchange or on The Nasdaq Stock Market.

                                                    The first Auction Date for APS Series C is
                                                    January 7, 2004, and each subsequent Auction will
                                                    normally be held on each

                                                    Wednesday thereafter, provided that the Fund,
                                                    subject to certain conditions, may designate any
                                                    Subsequent Dividend Period as a Special Dividend
                                                    Period, which shall be such number of consecutive
                                                    days, whole months or whole years as the Board of
                                                    Directors shall specify, subject to certain
                                                    conditions. The start date for subsequent dividend
                                                    periods will normally be the business day
                                                    following the Auction Dates, unless the
                                                    then-current dividend period is a special dividend
                                                    period.

DIVIDENDS AND DIVIDEND PERIODS....................  The table below shows the dividend rate for the initial dividend period on APS Series C. For
                                                    subsequent dividend periods, APS will pay
                                                    dividends based on a rate set at Auction, normally
                                                    held weekly. In most instances, dividends are paid
                                                    weekly, on the day following the end of the
                                                    dividend period. The rate set at Auction will not
                                                    exceed the Maximum Rate. See "Description of APS--
                                                    Dividends and Dividend Periods."

                                                    In addition, the table below also shows the date
                                                    from which dividends on the APS will accumulate at
                                                    the initial rate, the dividend payment date for
                                                    the initial dividend period, and the day on which
                                                    dividends will normally be paid. If the day on
                                                    which dividends otherwise would be paid is not a
                                                    Business Day, then your dividends will be paid on
                                                    the next following Business Day.

                                                    Finally, the table below shows the number of days
                                                    of the initial dividend period for the APS.
                                                    Subsequent dividend periods generally will be
                                                    seven days. The dividend payment date for special
                                                    dividend periods of more than seven days will be
                                                    set out in the notice designating a special
                                                    dividend period. See "Description of
                                                    APS--Dividends and Dividend Periods."

                                                            DIVIDEND
                                                            PAYMENT                   NUMBER
                                                            DATE FOR   SUBSEQUENT    OF DAYS
                              INITIAL        DATE OF        INITIAL     DIVIDEND    OF INITIAL
                              DIVIDEND    ACCUMULATION      DIVIDEND    PAYMENT      DIVIDEND
                                RATE     AT INITIAL RATE     PERIOD       DAY         PERIOD
                              --------   ---------------   ----------  ----------   ----------
                   Series C    1.10%     December 22,      January 8,  Thursday        17
                                             2003             2004

SPECIAL TAX CONSIDERATIONS........................  Because under normal circumstances the Fund will invest substantially all of its assets in
                                                    municipal bonds, the income you receive will
                                                    ordinarily be exempt from federal income tax. Any
                                                    taxable income or gain earned by the Fund will be
                                                    allocated proportionately to holders of APS and
                                                    Common Stock, based on the percentage of total
                                                    dividends paid to each class for that year.
                                                    Accordingly, a portion of certain specified APS
                                                    dividends may be taxable to holders of APS. Under
                                                    certain circumstances, the Fund will be required
                                                    to pay additional amounts to holders of APS in
                                                    order to offset the federal income tax effect of
                                                    the taxable income so allocated. See "Taxation"
                                                    and "Description of APS--Dividends and Dividend
                                                    Periods."

RATINGS...........................................  APS Series C is expected to be issued with a rating of "Aaa" from Moody's and "AAA" from S&P.
                                                    In order to maintain these ratings, the Fund must
                                                    own portfolio securities of a sufficient value and
                                                    with adequate credit quality to meet the rating
                                                    agencies' guidelines. See "Description of
                                                    APS--Rating Agency Guidelines and Asset
                                                    Maintenance."

REDEMPTION........................................  The Fund may be required to redeem APS if, for example, the Fund does not meet an asset coverage
                                                    ratio required by law or to correct a failure to
                                                    meet a rating agency guideline in a timely manner.
                                                    The Fund voluntarily may redeem APS under certain
                                                    conditions. See "Description of APS--Redemption"
                                                    and "Description of APS--Rating Agency Guidelines
                                                    and Asset Maintenance."

LIQUIDATION PREFERENCE............................  The liquidation preference for shares of APS
                                                    Series C will be $50,000 per share plus
                                                    accumulated but unpaid dividends. See "Description
                                                    of APS--Liquidation Preference."

VOTING RIGHTS.....................................  The holders of all outstanding series of APS, voting as a separate class, have the right to
                                                    elect at least two directors of the Fund at all
                                                    times. Such holders also have the right to elect a
                                                    majority of the directors in the event that two
                                                    years' dividends on the preferred shares are
                                                    unpaid. In each case, the remaining directors will
                                                    be elected by holders of Common Stock and all
                                                    outstanding series of APS, voting together as a
                                                    single class. The holders of all outstanding
                                                    series of APS will vote as a separate class or
                                                    classes on certain other matters as required under
                                                    the Fund's Articles of Incorporation, the
                                                    Investment Company Act of 1940, as amended, and
                                                    Maryland law. See "Description of APS--Voting
                                                    Rights," and "Description of Common Stock--Certain
                                                    Anti-Takeover Provisions of the Articles of
                                                    Incorporation."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights tables are intended to help you understand the Fund's financial performance for the past ten years, with respect to its Common Stock and with respect to its currently outstanding APS. Certain information reflects financial results for a single share of Common Stock, or single share of APS, respectively. In the first table, "total investment return" represents the rate that an investor would have earned on an investment in the Fund's Common Stock.

   The information in the financial highlights for the years ended
September 30, 2003, 2002, and 2001 has been audited by Ernst & Young LLP, independent auditors, whose report appears in the Fund's Annual Report to Shareholders. The information in the financial highlights for the two prior fiscal years was audited by another auditor, whose reports indicated unqualified opinions. The Fund's financial statements are included in the Fund's Annual Report to Shareholders. You may obtain the Fund's Annual Report to Shareholders without charge by calling 1-800-762 1000.

                                       FOR THE YEARS ENDED SEPTEMBER 30,
                           ----------------------------------------------------------
                             2003      2002      2001      2000      1999      1998
                           --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
  BEGINNING OF YEAR......  $  16.46  $  16.15  $  15.91  $  16.09  $  17.09  $  16.78
                           --------  --------  --------  --------  --------  --------
Net investment income....      0.95      1.11      1.17      1.18      1.17      1.19
Net realized and
  unrealized gains
  (losses) from
  investment activities..      0.13      0.29      0.46     (0.13)    (1.02)     0.29
Common share equivalent
  of dividends and
  distributions paid to
  auction preferred
  stockholders from:
  Net investment
    income...............     (0.07)    (0.12)    (0.23)    (0.31)    (0.25)    (0.27)
  Net realized gains from
    investment
    transactions.........     (0.02)    (0.01)    (0.07)    (0.00)(1)       --       --
                           --------  --------  --------  --------  --------  --------
  Total dividends and
    distributions paid to
    auction preferred
    stockholders.........     (0.09)    (0.13)    (0.30)    (0.31)    (0.25)    (0.27)
                           --------  --------  --------  --------  --------  --------
  Net increase (decrease)
    from investment
    operations...........      0.99      1.27      1.33      0.74     (0.10)     1.21
                           --------  --------  --------  --------  --------  --------
Dividends and
  distributions paid to
  holders of common stock
  from:
  Net investment
    income...............     (0.96)    (0.93)    (0.90)    (0.90)    (0.90)    (0.90)
  Net realized gains from
    investment
    transactions.........     (0.18)    (0.03)    (0.19)    (0.02)       --        --
                           --------  --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    holders of common
    stock................     (1.14)    (0.96)    (1.09)    (0.92)    (0.90)    (0.90)
                           --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
  YEAR...................  $  16.31  $  16.46  $  16.15  $  15.91  $  16.09  $  17.09
                           ========  ========  ========  ========  ========  ========
MARKET VALUE, END OF
  YEAR...................  $  14.86  $  15.60  $  15.39  $  13.75  $  13.88  $  15.94
                           ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
  RETURN(2)..............      2.76%     7.96%    20.59%     5.90%    (7.68)%    12.21%
                           ========  ========  ========  ========  ========  ========
RATIO TO AVERAGE NET
  ASSET ATTRIBUTABLE TO
  COMMON SHARES:
  Total expenses, net of
    waivers from
    advisor..............      1.45%     1.48%     1.49%     1.52%     1.52%     1.44%
  Total expenses, before
    waivers from
    advisor..............      1.66%     1.67%     1.68%     1.71%     1.71%     1.62%
  Net investment income
    before auction
    preferred shares
    dividends............      5.89%     6.89%     7.30%     7.48%     7.01%     7.03%
  Auction preferred
    shares dividends from
    net investment
    income...............      0.44%     0.73%     1.42%     1.99%     1.50%     1.62%
  Net investment income
    available to holders
    of common stock, net
    of waivers from
    advisor..............      5.45%     6.16%     5.88%     5.49%     5.51%     5.41%
  Net investment income
    available to holders
    of common stock,
    before waivers from
    advisor..............      5.24%     5.97%     5.69%     5.30%     5.32%     5.23%
SUPPLEMENTAL DATA:
  Net assets applicable
    to holders of common
    stock, end of year,
    (000's)..............  $168,888  $170,454  $167,295  $164,769  $166,618  $176,983
  Portfolio turnover.....        51%       21%        8%       14%        8%        0%
  Asset coverage per
    share of auction
    preferred shares, end
    of year..............  $155,555  $156,534  $154,559  $152,980  $154,136  $160,614

------------------------

(1)  Distribution equal to $0.0042 per share.
(2) Total investment return is calculated assuming a $10,000 purchase of Common Stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to holders of Common Stock as prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                --------------------------------------
                                  1997      1996      1995      1994
                                --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
  YEAR........................  $  16.11  $  15.73  $  14.72  $  17.04
                                --------  --------  --------  --------
Net investment income.........      1.19      1.21      1.18      1.17
Net realized and unrealized
  gains (losses) from
  investments.................      0.65      0.35      1.03     (2.28)
Common share equivalent of
  dividends paid to auction
  preferred stockholders from
  net investment income.......     (0.27)    (0.28)    (0.30)    (0.21)
                                --------  --------  --------  --------
Net increase (decrease) from
  investment operations.......      1.57      1.28      1.91     (1.32)
                                --------  --------  --------  --------
Dividends paid to holders of
  common stock from net
  investment income...........     (0.90)    (0.90)    (0.90)    (0.98)
                                --------  --------  --------  --------
Net realized gains from
  investment transactions.....        --        --        --     (0.02)
                                --------  --------  --------  --------
NET ASSET VALUE, END OF
  YEAR........................  $  16.78  $  16.11  $  15.73  $  14.72
                                ========  ========  ========  ========
MARKET VALUE, END OF YEAR.....  $  15.06  $  13.63  $  13.00  $  12.38
                                ========  ========  ========  ========
TOTAL INVESTMENT RETURN(1)....     17.76%    12.03%    12.63%   (15.21)%
                                ========  ========  ========  ========
RATIO TO AVERAGE NET ASSETS
  ATTRIBUTABLE TO COMMON
  SHARES:
  Total expenses, net of
    waivers from advisor......      1.44%     1.34%     1.69%     1.70%
  Total expenses, before
    waivers from advisor......      1.77%     1.71%     1.82%     1.70%
  Net investment income before
    auction preferred shares
    dividends.................      7.27%     7.61%     7.87%     7.32%
  Auction Preferred Shares
    dividends from net
    investment income.........      1.66%     1.73%     2.02%     1.33%
  Net investment income
    available to holders of
    common stock, net of
    waivers from advisor......      5.61%     5.88%     5.85%     5.99%
  Net investment income
    available to holders of
    common stock, before
    waivers from advisor......      5.28%     5.51%     5.72%     5.99%
SUPPLEMENTAL DATA:
  Net assets applicable to
    holders of common stock,
    end of year, 1000's.......  $253,767  $246,804  $242,906  $232,406
  Portfolio turnover..........         3%        0%        7%        0%
  Asset coverage per share of
    auction preferred shares,
    end of year...............  $158,604  $154,252  $151,816  $145,254

------------------------

(1) Total investment return is calculated assuming a $10,000 purchase of Common Stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to holders of Common Stock at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

    The following information relates to the APS outstanding as of the end of the fiscal years indicated.

                                                                                  INVOLUNTARY
                                                                                  LIQUIDATING
                                                    TOTAL AMOUNT  ASSET COVERAGE  PREFERENCE    AVERAGE MARKET
SENIOR SECURITIES                   YEAR            OUTSTANDING*    PER UNIT**     PER UNIT    VALUE PER UNIT***
-----------------          -----------------------  ------------  --------------  -----------  -----------------
APS Series A, B..........                     2003  $80,000,000      $155,555       $50,000        $105,555
APS Series A, B..........                     2002  $80,000,000      $156,534       $50,000        $103,862
APS Series A, B..........                     2001  $80,000,000      $154,559       $50,000        $103,732
APS Series A, B..........                     2000  $80,000,000      $152,980       $50,000        $101,950
APS Series A, B..........                     1999  $80,000,000      $154,136       $50,000        $108,413
APS Series A, B..........                     1998  $80,000,000      $160,614       $50,000        $109,338
APS Series A, B..........                     1997  $80,000,000      $158,604       $50,000        $105,800
APS Series A, B..........                     1996  $80,000,000      $154,252       $50,000        $103,346
APS Series A, B..........                     1995  $80,000,000      $151,816       $50,000        $ 96,997
APS Series A, B..........                     1994  $80,000,000      $145,254       $50,000        $102,772

-------------------

  * Based on liquidation value. Number of APS shares outstanding did not change after the January 21, 1993 issue date.
 **  Plus any accrued but unpaid dividends.
***  Calculated by multiplying $50,000 by the result obtained by dividing
     (a) the average monthly market value of the Common Stock during the related fiscal year by (b) the average of the amount of APS outstanding at the end of each such month.

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to protecting the personal information it collects about individuals who are prospective, current or former investors. The following information is provided to help you understand how the Fund protects personal information, and why, in certain cases, the Fund may share information with certain other parties.

    The Fund may collect personal information to process requests and transactions and to provide customer service. The Fund limits access to personal information to those individuals who need to know that information in order to process transactions and service accounts. Such individuals are required to maintain and protect the confidentiality of personal information. The Fund does not disclose any personal information it receives to anyone, except for business purposes, such as to facilitate the servicing of accounts, or otherwise as permitted or required by law. The Fund maintains physical, electronic and procedural safeguards to protect personal information, and requests the same from other companies, affiliated and unaffiliated, that provide services to the Fund and its Stockholders.

                                    THE FUND

    Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company and has registered under the Investment Company Act of 1940 ("1940 Act"). The Fund was incorporated in the State of Maryland on August 6, 1992. The Fund commenced investment operations on
November 5, 1992 after an initial public offering of its Common Stock. The Fund issued APS Series A and APS Series B in 1993. As of September 30, 2003, the Fund had 10,356,667 shares of Common Stock issued and outstanding. As of September 30, 2003, the Fund's total net assets were $248,887,747, of which $80,000,000 was due to APS Series A and B ($40,000,000 per Series).

    The Fund's Common Stock is traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "PPM." The Common Stock and the Auction Preferred Shares ("APS") are collectively referred to herein as "Shares," and the holders thereof as "Stockholders." The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and its telephone number is 212-882 5000.

                                USE OF PROCEEDS

    The net proceeds of this offering are estimated to be approximately $29,476,300, after payment of underwriting discounts and offering expenses. Expenses related to the issuance of the APS will be borne by the Fund and will reduce the net asset value of the Common Stock. The Fund expects to invest the proceeds in accordance with its investment objective and policies as soon as practicable, but in no event later than three months from the closing of this offering. Pending such investment, the Fund may invest the proceeds in high quality, short-term, tax-exempt or taxable (if necessary) money market securities, or in high quality Municipal Obligations with relatively low volatility (such as pre-refunded securities).

                           CAPITALIZATION (UNAUDITED)

    The following table sets forth the unaudited actual capitalization of the Fund as of September 30, 2003 and as adjusted to give effect to the issuance of the shares of APS Series C offered hereby.

COMPOSITION OF NET ASSETS:                   ACTUAL     AS ADJUSTED
--------------------------                   ------     -----------
Stockholders Equity:
    Preferred Stock, $.001 par value per
      share (1600 shares of APS
      authorized, issued and
      outstanding, actual, at $50,000
      per share liquidation preference,
      and 600 shares of APS authorized,
      issued and outstanding as adjusted
      for issuance of APS Series C, at
      $50,000 per share liquidation
      preference).......................  $ 80,000,000  $110,000,000
    Common Stock, $.001 par value; total
      199,998,400 shares authorized,
      actual, and total
      199,997,800 shares authorized, as
      adjusted; 10,356,667 shares issued
      and outstanding...................        10,357        10,357
    Paid-in surplus.....................   153,663,790   153,140,090*
    Undistributed net investment
      income............................     1,065,095     1,065,095
    Accumulated net realized gains from
      investment transactions...........     4,822,702     4,822,702
    Net unrealized appreciation of
      investments.......................     9,325,803     9,325,803
                                          ------------  ------------
        Net Assets......................  $248,887,747  $278,364,047
                                          ------------  ------------
        Net Assets Available to holders
          of common stock...............  $168,887,747  $168,364,047
                                          ------------  ------------

-------------------

  * Net of underwriting discounts and offering expenses relating to the APS Series C aggregating $523,700.

                             PORTFOLIO COMPOSITION

    As of September 30, 2003, approximately 85.12% of the Fund's total assets was invested in long-term Municipal Obligations, approximately 9.55% was invested in intermediate-term Municipal Obligations and approximately 5.43% was invested in short-term Municipal Obligations and cash. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of September 30, 2003. This information is derived from the Fund's audited financial information as of September 30, 2003, which is included in the Statement of Additional Information ("SAI") through incorporation by reference from the Fund's Annual Report, and should be read in connection therewith.

CREDIT RATING*                       NUMBER OF ISSUES     MARKET VALUE        PERCENT
--------------                       ----------------     ------------        -------
Aaa/AAA............................            32         $ 84,314,641         34.77%
Aa-1, Aa, Aa-2, Aa-3/A+, AA, AA....            23           63,098,362         26.02
A, A-2, A-3/A, A-..................             9           22,610,515          9.32
Baa-1, Baa, Baa-2, Baa-3/BBB+, BBB,
  BBB..............................            10           37,313,428         15.39
Unrated Securities+................             6           21,970,766          9.06
Short-Term Securities..............            14           13,180,000          5.44
                                                          ------------        ------
Total..............................                       $242,487,712        100.00%

-------------------

  * Ratings--using the higher of the rating from Moody's or from S&P. Appendix A to the SAI contains a description of the ratings. The ratings shown reflect the rating attributable directly to the Municipal Obligations.
  + Refers to securities that have not been rated by Moody's, S&P, or another NRSRO, but that have been assessed by UBS Global AM as being of comparable credit quality to those that are rated investment grade.

                       INVESTMENT OBJECTIVE AND POLICIES
GENERAL

    The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

    To achieve its objective, the Fund normally invests substantially all of its assets in a diversified portfolio of Municipal Obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade Municipal Obligations, the income from which is exempt from regular federal income tax. Municipal Obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody's (Baa or higher) or S&P (BBB or higher) or have an equivalent rating from another NRSRO. Municipal Obligations rated Baa by Moody's are investment grade, but Moody's considers them to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for Municipal Obligations that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher grade Municipal Obligations. The Fund may invest up to 20% of its net assets in Municipal Obligations that are unrated but that, at the time of investment, have been determined by UBS Global AM to be of comparable quality to those that are rated investment grade.

    Municipal Obligations are debt obligations or similar securities issued by or on behalf of states, the District of Columbia, territories or possessions of the United States or their respective political subdivisions, agencies or instrumentalities, or by multistate agencies or authorities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. Municipal Obligations are issued for various public purposes, including construction of public facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. The principal types of Municipal Obligations in which the Fund may invest are further described in the Appendix to this Prospectus and in the SAI.

    Municipal Obligations include "public purpose" obligations, which generate interest that is exempt from federal income tax and is not a "Tax Preference Item", and qualified "private activity" obligations, which generate interest that is exempt from federal income tax but that, if the obligations were issued after August 7, 1986, is a Tax Preference Item. Up to 20% of the Fund's net assets may be invested in Municipal Obligations the interest on which is a Tax Preference Item. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal obligations the interest on which is exempt from the AMT.

    The Fund may invest 25% or more of its total assets in a particular segment of the Municipal Obligations market, such as hospital, housing or airport revenue bonds, or in securities the interest on which is paid from revenues on similar types of projects, if UBS Global AM determines that the yields available from obligations in that market segment justify the potential increase in risk resulting from a large investment in that market segment. Although such obligations might be supported by the credit of governmental entities or by non-governmental entities from a number of different industries, an economic, business, political or other change affecting one such obligation might also affect other obligations in the same market.

    Moody's, S&P and the other NRSROs are private services that provide ratings of the credit quality of debt obligations, including Municipal Obligations. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than is indicated by its rating. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. UBS Global AM will consider such an event in determining whether the Fund should continue to hold the obligation. In making such a determination, UBS Global AM will consider such factors as its assessment of the credit quality of the issuer of the security and the price at which the security could be sold. UBS Global AM will engage in an orderly disposition of downgraded Municipal Obligations to the extent necessary to ensure that the Fund's holdings of Municipal Obligations rated below investment grade will not exceed 5% of the Fund's total assets. The Fund does not purchase junk bonds. A description of Moody's and S&P's ratings is included as Appendix A to the SAI.

    The Fund may use options (both exchange-traded and OTC) to attempt to enhance income (which would be taxable income) and also may attempt to "hedge" or manage the overall risk of its investments by using options, futures contracts and interest rate protection transactions. The Fund is not required to use derivatives or other portfolio strategies to seek to enhance return or to seek to hedge its portfolio, and UBS Global AM may elect not to do so. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock, including the APS. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If UBS Global AM incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss. The use of derivatives also may increase the amount of taxes payable by Stockholders. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

    The Fund's investment objective and certain investment limitations described in the SAI are fundamental policies that may not be changed without Stockholder approval. In addition, the Fund's policy of normally investing at least 80% of its net assets in investment grade Municipal Obligations, the income from which is exempt from regular federal income tax, may not be deviated from without Stockholder approval. The Fund will interpret its 80% policy (and a related 20% policy with respect to investments in taxable investments as described below) as if the following phrase appeared immediately after the words "net assets":
"(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (E.G., bonds are called resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in a manner that would bring the Fund's investments back in line with the 80% threshold. All other investment policies may be changed by the Fund's Board without Stockholder approval.

OTHER INVESTMENT PRACTICES

    Certain of the other investment practices in which the Fund may engage and that are described below may give rise to federal income tax liabilities. Under normal circumstances, the Fund does not intend to engage in those practices to a significant extent. The Fund's ability to engage in certain of these investment practices is limited by the rating agency guidelines applicable to the APS, which are described further below.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase Municipal Obligations on a when-issued basis, or may purchase or sell Municipal Obligations for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. When the Fund purchases securities on a when-issued or delayed delivery basis, however, it immediately assumes the risks of ownership, including the risk of price fluctuation. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share (and thus its market value per share) to be more volatile because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment.

    SHORT-TERM TAX-EXEMPT AND TAXABLE INVESTMENTS. The Fund normally invests substantially all of its assets in intermediate to longer-term Municipal Obligations. However, in order to invest cash reserves or when, in the opinion of UBS Global AM, no suitable longer-term Municipal Obligations are available, the Fund may invest in high quality short-term Municipal Obligations that are rated, at the time of investment, no lower than MIG-2 by Moody's, SP-2 by S&P or, if unrated, that are determined by UBS Global AM to be of comparable quality to Municipal Obligations that are rated at least MIG-2 or SP-2. These Municipal Obligations may include variable or floating rate demand notes and similar instruments that trade as short-term obligations. The Fund also may invest in such high quality short-term Municipal Obligations for temporary defensive purposes.

    In addition, if in the opinion of UBS Global AM no suitable short-term Municipal Obligations are available, the Fund temporarily may hold cash and, with respect to up to 20% of its net assets, invest in taxable money market instruments, including: (1) U.S. government securities; (2) high quality commercial paper that is rated, at the time of purchase, no lower than Prime-2 by Moody's or A-2 by S&P or, if unrated, that is determined by UBS Global AM to be of comparable quality to commercial paper that is rated at least Prime-2 or A-2; (3) bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic banks); and (4) repurchase agreements with respect to any of the foregoing. Interest earned from such taxable investments will be taxable to Stockholders as ordinary income when distributed. If the Fund were to hold cash, the cash would not earn interest, and the Fund's yield would be lower than if the cash had been invested.

    REPURCHASE AGREEMENTS. The Fund is authorized to enter into repurchase agreements with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which the Fund would purchase securities from a bank or recognized securities dealer (or its affiliate) and simultaneously commit to resell those securities to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund would maintain custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty; thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand would, in effect, be secured by such securities. If the value of such securities were less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition would be accrued as interest and included in the Fund's net investment income.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by UBS Global AM to present minimal credit risks. UBS Global AM will review and monitor the creditworthiness of such institutions.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase (and the buyer would be required to resell) them at a mutually agreed date or upon demand and at a price reflecting a market rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities, marked to market daily, having a value not less than the repurchase price (including accrued interest). The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Thus, reverse repurchase agreements involve the risk that the Fund might be unable to reacquire the securities that it has sold. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation discussed below. See "Description of APS--Rating Agency Guidelines and Asset Maintenance."

    LENDING OF PORTFOLIO SECURITIES. To attempt to enhance income (which would be taxable income) the Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified, but only if doing so would not adversely affect the rating of the APS by S&P and only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower, and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

    OTHER PRACTICES. The Fund may invest up to 20% of its total assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, securities subject to contractual restrictions on resale, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those that UBS Global AM has determined are liquid pursuant to guidelines established by the Board. To the extent that the Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

    The Fund also may invest in stand-by commitments with respect to Municipal Obligations it purchases or holds.

    BORROWINGS. The Fund is permitted to borrow money to finance Common Stock repurchases and tender offers or for investment purposes from banks and other entities or through reverse repurchase agreements in an amount not in excess of 33 1/3% of total assets (including the amount of the borrowing and any other senior securities).

                                INVESTMENT RISKS

    RISK IS INHERENT IN ALL INVESTING. INVESTING IN ANY INVESTMENT COMPANY SECURITY INVOLVES RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR EVEN THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THEREFORE, BEFORE PURCHASING THE FUND'S APS, YOU SHOULD CONSIDER CAREFULLY THE FOLLOWING RISKS THAT YOU ASSUME WHEN YOU INVEST IN THE FUND. AN INVESTMENT IN THE FUND'S APS SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

RISKS OF INVESTING IN APS

    AUCTION RISK. An attempt to sell APS at an Auction may fail if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. If sufficient clearing bids do not exist in an Auction, the applicable rate will be the maximum applicable rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, an investment in APS may be illiquid. Neither the broker-dealers nor the Fund is obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if an investor places bid orders (orders to retain
APS) at an Auction only at a specified rate, and that bid rate exceeds the applicable rate set at the Auction, the investor will not retain its APS. Finally, if an investor elects to retain APS without specifying a rate below which it would not wish to continue to hold its APS, and the Auction sets a below-market rate, it may receive a lower rate of return on its APS than the market rate. See "The Auction."

    RATINGS AND ASSET COVERAGE RISK. While Moody's is expected to assign a rating of "Aaa" to the APS and S&P is expected to assign a rating of "AAA" to the APS, the ratings will not eliminate or necessarily mitigate the risks of investing in the APS. A rating agency could withdraw, suspend or downgrade the rating assigned to the APS, which may make shares of APS less liquid at an Auction or in the secondary market. In addition, the Fund may be forced to redeem APS to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem APS under certain circumstances. See "Description of APS--Redemption." The Fund may not redeem APS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's net asset value may impair the Fund's ability to maintain its required levels of asset coverage on the APS, or, in an extreme case, to pay dividends on APS. In addition, as a condition to its receipt of "Aaa" and "AAA" ratings on the APS, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that UBS Global AM believes would benefit the Fund. See "Description of APS--Rating Agency Guidelines and Asset Maintenance" for descriptions of the significance and limitations of the ratings on the APS and of the asset maintenance and other tests the Fund must meet.

    SECONDARY MARKET RISK. The broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. Investors may not be able to sell any or all of their APS between Auctions, or may receive a purchase price of less than $50,000 per share, plus unpaid dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the APS.

    INTEREST RATE RISK AND APS. The Fund issues shares of APS, which generally pay dividends based on short-term interest rates. The Fund generally will purchase Municipal Obligations that pay interest at fixed or adjustable rates. If short-term interest rates rise, dividend rates on the shares of APS may rise so that the amount of dividends paid to the holders of shares of APS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay dividends on the shares of APS, dividend rates on the shares of APS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of APS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

    LEVERAGE RISK. The Fund uses financial leverage for investment purposes by issuing APS. It is currently anticipated that, taking into account the APS being offered in this Prospectus and the outstanding Series A APS and Series B APS, the amount of leverage will represent approximately 40% of the Fund's total assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of volatility of the APS's asset coverage.

    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to holders of the Fund's Common Stock and APS, both by the Investment Company Act of 1940 and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem APS if necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code ("Code"), there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation."

GENERAL RISKS OF INVESTING IN THE FUND

    MARKET RISK AND SELECTION RISK. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that UBS Global AM selects will underperform the bond market, the relevant market indices, or other funds with similar investment objectives and investment strategies.

    MUNICIPAL OBLIGATION MARKET RISK. The amount of public information available about the Municipal Obligations in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of UBS Global AM than that of an equity fund or a taxable bond fund. The secondary market for Municipal Obligations also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The Fund may invest up to 20% of its assets in illiquid securities. See "Investment Objective and Policies--Other Investment Practices." The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of Municipal Obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

    INTEREST RATE AND CREDIT RISK. The Fund invests in Municipal Obligations, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Obligations generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Common Stock's net asset value, the market price per share of the Common Stock, and the value of the bonds in which the Fund will invest will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage by the issuance of APS and its investments in certain other obligations, as described above, may increase interest rate risk. Market interest rates for investment grade Municipal Obligations in which the Fund will primarily invest have recently declined significantly below the recent historical average rates for such bonds and market interest rates are now near historical lows. These levels increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline). Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Fund primarily intends to invest in Municipal Obligations that are rated investment grade by S&P or Moody's. It may also invest up to 20% of its net assets in unrated Municipal Obligations that UBS Global AM believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.

    CALL AND REDEMPTION RISK. A Municipal Obligation's issuer may call the bond for redemption before it matures. If this happens to a Municipal Obligation the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Obligations with lower yields.

    PRIVATE ACTIVITY BONDS. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the AMT. The Fund is not restricted with respect to investing in private activity bonds that are not subject to the AMT. See "Taxation."

    INFLATION RISK. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS can decline.

    PORTFOLIO STRATEGIES. The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in caps, swap agreements or swaptions. Such strategies subject the Fund to the risk that, if UBS Global AM incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. The Fund is not required to use derivatives or other portfolio strategies and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to Stockholders in taxable distributions. There can be no assurance that the Fund's portfolio strategies will be effective.

    DERIVATIVES RISK. The Fund may use options (both exchange-traded and OTC) to attempt to enhance income (which would be taxable income) and also may attempt to "hedge" or manage the overall risk of its investments by using options, futures contracts and interest rate protection transactions. The Fund is not required to use derivatives or other portfolio strategies to seek to enhance return or to seek to hedge its portfolio, and UBS Global AM may elect not to do so. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock, including the APS. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If UBS Global AM incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss. The use of derivatives also may increase the amount of taxes payable by Stockholders. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of Stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Common Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

    MARKET DISRUPTION. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the US and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the US securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, Auctions, secondary trading, ratings, credit risk and other factors relating to the APS.

    PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of Common Stock (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred shares or otherwise by purchasing preferred shares, including the APS. Purchases and redemptions of preferred shares, including the APS, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its Stockholders to redeem or repurchase outstanding preferred shares, the Fund may take into account a variety of factors, including the following:

    -  market conditions,

    -  the ratio of preferred shares to Common Stock, and

    -  the expenses associated with such redemption or repurchase.

    If market conditions subsequently change, the Fund may sell previously unissued preferred shares or preferred shares that the Fund had issued but later repurchased or redeemed.

                               DESCRIPTION OF APS
GENERAL

    The Articles of Incorporation authorize the issuance of 200,000,000 shares of capital stock, currently designated 10,356,667 shares of Common Stock, 800 shares of APS Series A, and 800 shares of APS Series B. The Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption of such shares of stock and, therefore, to reclassify some or all of the Fund's unissued capital stock as Preferred Stock. In connection with the issuance of APS Series C contemplated in this prospectus, the Board has reclassified and authorized the issuance of 600 shares of its capital stock as APS Series C.

DEFINED TERMS

    As used herein with respect to any APS series, (i) "Applicable Rate" means the rate per annum at which dividends are payable on APS series shares for any Dividend Period thereof, (ii) "Business Day" means a day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iii) "Date of Original Issue" means the date on which the Fund initially issued shares of such series of APS, (iv) "Dividend Payment Date" means any date on which dividends on shares of such series of APS are payable as provided under "Description of APS--Dividends and Dividend Periods," (v) "Dividend Period" means the period from and including the Date of Original Issue of such series to but excluding the initial Dividend Payment Date for such series and any period thereafter from and including one Dividend Payment Date for such series to but excluding the next succeeding Dividend Payment Date for such series,
(vi) "Initial Dividend Period" means the period from and including the Date of Original Issue of such series to but excluding the first Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date with respect to shares of such series of APS, (vii) "Rate Period" means the Initial Dividend Period of such series and any Subsequent Dividend Period of such series, (viii) "Subsequent Dividend Period" means any period from and including the first day following the Initial Dividend Period for such series to but excluding the next Dividend Payment Date for such series which follows a scheduled Auction and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such series, provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof, (ix) "Minimum Dividend Period" means any Rate Period consisting of 28 days or fewer with respect to such series of APS, subject to certain exceptions, (x) "Valuation Date" means each Business Day and (xi) "Special Dividend Period" means any Subsequent Dividend Period commencing on the date designated by the Fund, as set forth under "Description of APS--Dividends and Dividend Periods," and ending on the last day of the last Dividend Period thereof.

    Terms used herein and not otherwise defined have the meanings ascribed to them in the Glossary contained in the SAI.

DIVIDENDS AND DIVIDEND PERIODS

    Dividends on APS Series C will accumulate at the Applicable Rate PER ANNUM from the Date of Original Issue and will be payable, when, as and if declared by the Board out of legally available funds on January 8, 2004 and every Thursday thereafter, subject to certain exceptions. If the day on which dividends otherwise would be paid is not a Business Day, then your dividends will be paid on the next following Business Day. The first Auction Date for the APS Series C is scheduled for January 7, 2004. Subsequent Dividend Periods will be seven days, provided that the Fund, subject to certain conditions, may designate any Subsequent Dividend Period as a Special Dividend Period, which shall be such number of consecutive days, whole months or whole years as the Board shall specify, subject to certain conditions.

    Dividends on APS Series C will be paid through the Securities Depository (Depository Trust Company or any successor) on each Dividend Payment Date. The Securities Depository, in accordance with its normal procedures, is expected to distribute dividends on APS Series C in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial broker-dealers, however, has indicated to the Fund that such broker-dealer or one of its affiliates will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such broker-dealer or such affiliate as Agent Member.

    The dividend rate for the Initial Dividend Period will be 1.10% PER ANNUM. For each Subsequent Dividend Period, the dividend rate for APS Series C will be the Applicable Rate PER ANNUM that the Auction Agent (Deutsche Bank Trust Company Americas or any successor) advises the Fund results from an Auction, except as provided below. The dividend rate that results from an Auction will not be greater than the Maximum Rate.

    The Maximum Rate will generally be the Applicable Percentage (set forth in the Applicable Percentage Table, below) of the Reference Rate set forth below. However, where APS Series C has or had a Special Dividend Period (other than a Special Dividend Period of 28 days or less) and an Auction at which sufficient clearing bids existed has not yet occurred for a Minimum Dividend Period for such series (28 or fewer days for such series of APS) after such Special Dividend Period, the Maximum Rate shall be the Reference Rate multiplied by the greater of

    (A) the dividend rate on shares of such APS series for the then-ending Rate Period, or

    (B) the product of (x) the Applicable Percentage on such Auction Date, and
(y) the higher of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, or (2) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if the Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for the Special Dividend Period, if the Special Dividend Period is one year or greater.

    Where an Auction Date immediately precedes the first day of any proposed Special Dividend Period of more than 28 days, the Maximum Rate shall be the Applicable Percentage (set forth in the Applicable Percentage Table, below) multiplied by the highest of (1) the Reference Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater; (2) the Reference Rate on such Auction Date for the Special Dividend Period of such series for which the Auction is being held, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is one year or greater; or
(3) the Reference Rate on such Auction Date for a Minimum Dividend Period.

    REFERENCE RATES; TREASURY RATES. The applicable Reference Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

    The Reference Rate is, with respect to any Rate Period of less than one year, the higher of (i) the "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate. The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

    "AA Composite Commercial Paper Rate," on any date for any Rate Period, means: (i) (A) in the case of any Minimum Dividend Period or any Rate Period of between 7 and 35 days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 days, and if the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding APS are subject to submitted hold orders, then the interest equivalent of the 7-day rate, and
(B) in the case of any Rate Period with more than 35 days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA"' by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

    "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the PER ANNUM rate expressed on an Interest Equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., Eastern time, on such date by Kenny Information Systems or any successor thereto, (provided that the use of such successor will not result in a reduction or withdrawal of the rating of the APS by Moody's, if Moody's is then rating the APS, or by S&P, if S&P is then rating the APS) based on 30-day yield evaluations at par of bonds, the interest on which is excludable for regular federal income tax purposes, of "high grade" component issuers selected by Kenny Information Systems or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under section 57(a)(5) of the Internal Revenue Code or successor provisions, for purposes of the AMT, divided by (b) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., Eastern time, on such date by Kenny Information Systems or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the PER ANNUM rate expressed on an Interest Equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

    For the purposes of the foregoing, "Treasury Rate," on any date for any Rate Period, means: (i) the yield on the most recently auctioned non-callable direct obligations of the US Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in THE WALL STREET JOURNAL on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by THE WALL STREET JOURNAL, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the US Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the US Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date.

    The "Applicable Percentage" will be a percentage, determined as set forth below, based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding such Auction Date:

PREVAILING RATING                                   APPLICABLE PERCENTAGE
-----------------                                   ---------------------
Aa3/AA- or higher.................................               110%
A3/A-.............................................               125%
Baa3/BBB-.........................................               150%
Ba3/BB-...........................................               200%
Below Ba3/BB-.....................................               250%

    However, if the Fund has notified the Auction Agent of its intent to allocate income that is taxable for federal income tax purposes to the APS prior to any Auction, for purposes of determining the

Maximum Rate with respect to such Auction, the Applicable Percentage in the foregoing table shall be divided by the quantity (1 minus the Marginal Tax
Rate), only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to APS. If the APS are rated by only one rating agency, such rating will be the prevailing rating. If the ratings for the APS are split between two of the foregoing categories, the lower rating will determine the prevailing rating.

    If an Auction for any series of APS is not held when scheduled for any reason that is in the Fund's control, or if the Fund fails to deposit in a timely manner with the Auction Agent the full amount of any dividend on, or redemption price of, shares of any series of APS, and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period, the dividend rate on the shares of such series for any such Subsequent Dividend Period will be the Maximum Rate on the date on which the Auction was scheduled to be held.

    In the event the Auction Agent shall fail to calculate or, for any reason (other than if the Auction is not held for any reason within the Fund's control pursuant to the preceding paragraph), shall fail to provide the Applicable Rate for any Subsequent Dividend Period, (i) if the preceding Subsequent Dividend Period was a period of 35 days or less (other than a daily Subsequent Dividend Period), the new Subsequent Dividend Period shall be the same as the preceding Subsequent Dividend Period and the Applicable Rate for the new Subsequent Dividend Period shall be the same as the Applicable Rate for the preceding Subsequent Dividend Period, and (ii) if the preceding Subsequent Dividend Period was a period of greater than 35 days, the preceding Subsequent Dividend Period shall be extended through the next Thursday with respect to the APS Series C (or if such Thursday is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) and the Applicable Rate in effect for the preceding Subsequent Dividend Period shall continue in effect for the Subsequent Dividend Period as so extended. In the event the Subsequent Dividend Period is extended as set forth in clause (ii) of the preceding sentence, an Auction shall be held on the Business Day of the Subsequent Dividend Period as so extended to take effect for a Subsequent Dividend Period beginning on the Business Day immediately following the last day of the Subsequent Dividend Period as extended which Subsequent Dividend Period will end on the date it would otherwise have ended on had the prior Subsequent Dividend Period not been extended.

    If the Fund fails to deposit in a timely manner with the Auction Agent the full amount of any dividend on, or redemption price of, any shares of any APS series during any Rate Period for that series, and does not cure its failure to do so or pay a late charge, if applicable, prior to 12:00 Noon (Eastern time) on the third Business Day next following the failure, Auctions for such series will be suspended until the failure is cured. The dividend rate for such shares of APS for each dividend period commencing after that failure (including the dividend period, if any, during which the failure is cured) shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such dividend period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below Ba3/BB-").

    ADDITIONAL DIVIDENDS. If the Fund allocates any net capital gain or other income taxable for federal income tax purposes to a dividend paid on APS without having provided advance notice thereof to the Auction Agent (a "Taxable Allocation"), whether or not such allocation is made retroactively as a result of the redemption of all or a portion of the APS or the liquidation of the Fund, the Fund shall pay an additional dividend.

    Simultaneously with such allocation, if practicable, but in no event later than 270 days after the end of the Fund's taxable year for which a Taxable Allocation is made, provide notice thereof to the Auction Agent and to each APS Stockholder during such taxable year at such Stockholder's address as it last appears on the stock books of the Fund. The Fund will, within 30 days of notifying the Auction

Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of legally available funds, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Taxable Allocations made to such holders for the taxable year in question. See "Taxation."

    The additional dividend will be in an amount approximately equal to the amount of taxes paid by a holder of APS on the Taxable Allocation and the additional dividend, provided that the additional dividend will be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the AMT with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation would be taxable in the hands of APS Stockholder at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

RATING AGENCY GUIDELINES AND ASSET MAINTENANCE

    The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The APS Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

    The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to shares of APS, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities which represent the Fund's equity securities, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which represent equity securities of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act APS Asset Coverage").

    Based on the composition of the Fund's portfolio and market conditions as of September 30, 2003, the 1940 Act APS Asset Coverage with respect to the APS, assuming the issuance of APS Series C and after giving effect to the deduction of underwriting discounts and offering expenses relating to APS Series C, estimated at $523,700 would be computed as follows:

  Value of total Fund assets
       less liabilities
   not constituting senior
          securities            =  $278,364,047 =      253%
------------------------------     -----------
Senior securities representing     $110,000,000
         indebtedness
plus liquidation value of the
             APS

    In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act APS Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Shares of APS, the Fund will be required to redeem shares of APS as described under "Redemption-- Mandatory Redemption" below.

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of APS may, at any time, change or withdraw any such rating. The Board may, without Stockholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of APS.

    As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the shares of APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of APS will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Stock has not been rated by an NRSRO.

    A rating agency's guidelines will apply to shares of APS only so long as such rating agency is rating such shares. The Fund pays certain fees to Moody's or S&P, or both, for rating shares of APS.

REDEMPTION

    MANDATORY REDEMPTION. The Fund will be required to redeem, at the Mandatory Redemption Price ($50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared)), certain of the APS to the extent permitted under the 1940 Act and Maryland law, if the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (each herein referred to as a "Cure Date"), as the case may be. Any such redemption will be limited to the number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be.

    OPTIONAL REDEMPTION. The Fund, at its option, may redeem shares of any APS series, in whole or in part, out of legally available funds. Any optional redemption will occur on the second Business Day next preceding any Dividend Payment Date applicable to shares of such APS series called for redemption, at the optional redemption price of $50,000 per APS share plus, in the case of a Special Dividend Period of 365 days or more, an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption and a premium, if any, determined by the Board (unless the Board has determined that no share of such series of APS will be subject to optional redemption).

LIQUIDATION PREFERENCE

    Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of any APS series then outstanding will be entitled to receive and to be paid out of the Fund's assets available for distribution to its Stockholders, before any payment or distribution shall be made on Common Stock or any other class of stock of the Fund ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to that APS series. The liquidation preference for the APS is $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution, in same-day funds, together with any applicable Additional Dividends (as defined under "Description of APS--Dividends and Dividend Periods") in connection with the liquidation of the Fund. After the payment to the holders of the APS of the full preferential amounts provided for as described herein, the holders of APS as such shall have no right or claim to any of the remaining assets of the Fund.

    Neither the sale of all or substantially all of the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of this paragraph.

VOTING RIGHTS

    Holders of the APS generally will have equal voting rights with holders of Common Stock (one vote per share) and generally will vote together with holders of Common Stock as a single class. However, in connection with the election of the Fund's directors, holders of outstanding shares of preferred stock, including any APS, voting as a separate class, are entitled to elect two of the Fund's directors; the remaining directors are elected by holders of Common Stock and preferred Stockholders, including any APS Stockholders, voting as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred stock, including the APS, shall be due and unpaid in an amount equal to two full years' dividends thereon, then the holders of the preferred stock, including any outstanding APS, voting as a separate class, will be entitled to elect a majority of the total number of directors of the Fund so long as such dividends remain unpaid.

    So long as any of the APS are outstanding, the Fund will not, without the affirmative vote of a majority of the outstanding APS, determined with reference to a "majority of outstanding voting securities" as that term is defined in
Section 2(a)(42) of the 1940 Act (voting separately as one class):
(a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon liquidation or increase the authorized amount of APS (except that the Fund may, without the vote of the holders of APS, authorize, create or issue classes or series of preferred stock ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon liquidation subject to continuing compliance by the Fund with the asset coverage requirement of the 1940 Act and APS basic maintenance amount requirements established by Moody's or S&P; provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that the issuance of any such additional class or series of preferred stock would not impair the rating then assigned by such rating agency to the APS); (b) amend, alter or repeal the Fund's Articles of Incorporation insofar as they relate to the APS ("APS Provisions"), whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the holders thereof, provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to the APS with respect to payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Fund and such issuance would, at the time thereof, cause the Fund not to satisfy the assets coverage or APS Basic Maintenance Amounts referred to above; or (c) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

    The Fund's Board may, however, without approval of the holders of APS, amend, alter or repeal any or all of the definitions required to be contained in the APS Provisions by the rating agencies in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS by such rating agency. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Anti-Takeover Provisions of the
Articles of Incorporation," the affirmative vote of the holders of a majority of the outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (as such term is defined under the 1940 Act) adversely affecting such Shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Limitations" in the SAI. The class vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. To the extent permitted by the 1940 Act, each series of APS may vote as a separate series in certain circumstances.

    The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such APS shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption. See "Description of APS--Voting Rights" in the SAI.

                                  THE AUCTION

    The APS Provisions provide that the Applicable Rate per annum for each Dividend Period after the Initial Dividend Period with respect to each APS series shall be the rate PER ANNUM that the Auction Agent advises has resulted from an Auction conducted in accordance with the Auction procedures set forth in the APS Provisions ("Auction Procedures") and summarized below. In such an Auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series of APS.

    AUCTION AGENCY AGREEMENT. The Fund will enter into an Auction Agency Agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas), which provides, among other things, that the Auction Agent will follow the Auction procedures to determine the applicable rate for shares of each series of APS, so long as the applicable rate for shares of such APS series is to be based on the results of an Auction.

    The Auction Agent may terminate the Auction Agency Agreement upon 45 days' notice to the Fund. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor Auction Agent.

    BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for APS Shares.

    The Auction Agent will pay to each Broker-Dealer after each Auction, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction before a dividend period of 364 days or less, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any Auction before a dividend period of 365 days or longer, of the purchase price of APS Shares placed by a broker-dealer at the Auction.

    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect for each series of APS after termination of the agreements.

AUCTION PROCEDURES

    On each Auction Date (the Business Day prior to the beginning of each Rate Period after the Initial Dividend Period), each existing Stockholder may submit orders through a Broker-Dealer to the Auction Agent as follows:

    HOLD ORDER--indicating its desire to hold without regard to the Applicable Rate for the next Rate Period.

    BID--indicating its desire to sell if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid.

    SELL ORDER--indicating its desire to sell without regard to the Applicable Rate for the next Rate Period.

    An "existing Stockholder" of APS series shares is a person who has signed, or on whose behalf a Broker-Dealer has signed, a Master Purchaser's Letter and is listed as the beneficial owner of such APS shares in the records of the Auction Agent. An existing Stockholder may submit different types of orders in an Auction with respect to that Stockholder's shares of APS then held. An existing Stockholder that offers to purchase additional shares of APS is, for purposes of such offer, treated as a "potential Stockholder" as described below. Bids of existing Stockholders with rates higher than the Maximum Rate on the Auction Date will be treated as sell orders. With respect to an Auction preceding a Rate Period of less than 90 days, a hold order will be deemed to have been submitted on behalf of an existing Stockholder if an order is not submitted on behalf of such existing Stockholder for any reason, including the failure of a Broker-Dealer to submit such existing Stockholder's order to the Auction Agent. With respect to an Auction preceding a Rate Period of 90 days or greater, a sell order will be deemed to have been submitted on behalf of an existing Stockholder if an order is not submitted on behalf of such existing Stockholder for any reason, including the failure of a Broker-Dealer to submit such existing Stockholder's order to the Auction Agent.

    "Potential Stockholders" of shares of any series of APS may submit bids in which they will offer to purchase shares of such series of APS if the applicable rate for the next Rate Period is not less than the rate specified in such bid. A bid by a potential Stockholder specifying a rate higher than the Maximum Rate will not be accepted.

    If sufficient clearing bids exist (that is, if the number of shares of a particular series of APS subject to bids by potential Stockholders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of such series of APS subject to sell orders by existing Stockholders), the applicable rate for such series will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by existing Stockholders and potential Stockholders, would result in existing Stockholders and potential Stockholders owning all the shares of such series of APS available for purchase in the Auction. If sufficient clearing bids do not exist, the applicable rate will be the Maximum Rate on the Auction Date, and, in such event, existing Stockholders that have submitted sell orders may not be able to sell in such Auction all shares of such series of APS subject to such sell orders. If all existing Stockholders of such series of APS submit or are deemed to have submitted hold orders, the applicable rate will be the product of
(i) (a) the Reference Rate on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year, or (b) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer; and (ii) (1 minus the Marginal Tax Rate); provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate with respect to that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes will be the rate described in the preceding clause (i)(a) or (i)(b), as applicable, without being multiplied by the factor set forth in clause (ii).

    The Auction Procedures include a PRO RATA allocation of shares for purchase and sale, which may result in an existing Stockholder continuing to hold or selling, or a potential holder purchasing, a number of shares of APS that is fewer than the number of shares of APS specified in its order.

    A Bid placed by an existing Stockholder specifying a rate greater than the Applicable Rate determined in the Auction or a sell order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto, in each case at a price per share equal to $50,000. A bid placed by a potential Stockholder shall constitute an irrevocable offer to purchase the shares of such series of APS subject thereto at a price per share equal to $50,000 if the rate specified in such bid is less than or equal to the applicable rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

MASTER PURCHASER'S LETTER

    Each prospective purchaser of shares of any series of APS or its Broker-Dealer will be required to sign and deliver a Master Purchaser's Letter to the Auction Agent in which such prospective purchaser or its Broker-Dealer will agree, among other things, that

         (i) dispositions of shares of such series of APS may be made only pursuant to a bid or a sell order placed in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent; provided that in the case of all transfers other than those pursuant to Auctions, the existing Stockholders of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer; and

        (ii) ownership of shares of a series of APS will be maintained in book entry form by the Securities Depository for the account of such prospective purchaser's Agent Member, which, in turn, will maintain records of the prospective purchaser's beneficial ownership.

    EACH PROSPECTIVE PURCHASER SHOULD CONSULT ITS BROKER-DEALER TO DETERMINE WHETHER TO SIGN A MASTER PURCHASER'S LETTER. IF THE BROKER-DEALER SUBMITS ORDERS FOR PROSPECTIVE PURCHASERS LISTING THE BROKER-DEALER AS THE EXISTING STOCKHOLDER OR THE POTENTIAL STOCKHOLDER, A MASTER PURCHASER'S LETTER SIGNED BY THE PROSPECTIVE PURCHASER MAY NOT BE REQUIRED.

    An execution copy of the Master Purchaser's Letter is included inside the back cover of this Prospectus. Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase shares of APS in the offering being made by this Prospectus or in any Auction, but is a condition precedent to a purchaser's purchasing shares of APS. In addition, acceptance of a Master Purchaser's Letter is not a guarantee that shares of APS will be available for purchase.

SECONDARY MARKET TRADING

    A Broker-Dealer may maintain a secondary trading market in the APS outside of Auctions. No Broker-Dealer has any obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on The Nasdaq Stock Market.

                                    TAXATION

    Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the SAI. You should consult your tax advisor about your own particular tax situation.

CHARACTERIZATION OF THE APS

    The Fund intends that the APS will constitute stock of the Fund. It is possible that the Internal Revenue Service might take a contrary position, however, asserting, for example, that the APS constitute debt of the Fund. See "Taxation" in the SAI. The discussion below assumes that the APS constitute stock.

TAXES ON DISTRIBUTIONS

    The Fund is designed to provide investors with current tax-exempt income. In order for the Fund to pay exempt-interest dividends with respect to any taxable year at the close of each quarter of the Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations (the Fund expects to do so). Although exempt-interest dividends are exempt from regular federal income tax, they may be subject to the alternative minimum tax.

    The Fund is required to allocate net capital gains and other income that is taxable for federal income tax purposes, if any, proportionately between the Common Stock and the APS. The Fund may notify the Auction Agent of the amount of any net capital gains or other income that is taxable for federal income tax purposes that is to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent will in turn notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Existing Holders and Potential Holders, as provided in its Broker-Dealer Agreement. The amount of taxable income allocable to the APS will depend upon the amount of such income realized by the Fund.

    Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions (other than exempt-interest dividends) and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares. Recently enacted legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales made by the Fund on or after May 6, 2003.

    If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof, as described above, by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS, or (iii) the liquidation of the Fund, the Fund will make certain payments to holders of APS to which such allocation was made to substantially offset the tax effect thereof. See "Description of APS--Dividends and Dividend Periods." In no other instance, including any holder of APS being subject to the AMT, will the Fund be required to make payments to holders of APS to offset the tax effect of any reallocation of net capital gains or other taxable income.

    Because the Fund may from time to time invest up to 20% of its net assets in Municipal Obligations bearing income that is taxable under the AMT, the APS may not be an appropriate investment for investors who are subject to the AMT or who would become subject to the AMT by reason of an investment in the Fund.

    Taxable distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

    Stockholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount and character of income and capital gains paid to you for the previous year.

TAXES ON SALES

    If you sell shares of the Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the amount realized on the sale. If your tax basis in the shares exceeds the amount realized, you will recognize a taxable loss on the sale of shares of the Fund.

OTHER CONSIDERATIONS

    If you are subject to backup withholding or if you have not provided complete, correct and certified taxpayer information, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

                             MANAGEMENT OF THE FUND

    DIRECTORS AND OFFICERS. The overall management of the business and affairs of the Fund is vested in its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to its officers and to UBS Global AM, subject to the Fund's investment objective and policies and to general supervision by the Board.

    INVESTMENT ADVISOR. Subject to the supervision of the Board, investment advisory and administration services are provided to the Fund by UBS Global AM pursuant to an Investment Advisory and Administration Contract dated October 15, 1992 ("Advisory and Administration Contract"). UBS Global AM's principal business address is 51 West 52nd Street, New York, New York 10019-6114. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS"). As of September 30, 2003, UBS Global AM had over $65 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $434 billion in assets under management worldwide as of September 30, 2003, UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

    Pursuant to the Advisory and Administration Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. UBS Global AM also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, UBS Global AM is entitled to receive a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.90% of the Fund's average weekly net assets. UBS Global AM has agreed to waive 0.20% of this management fee, so that the effective management fee for the Fund is 0.70%. This waiver will continue indefinitely unless the Board agrees to any change.

    Effective May 20, 2002, William Veronda assumed primary responsibility for the day-to-day management of the Fund. Mr. Veronda is an Executive Director and portfolio manager of UBS Global AM. Mr. Veronda joined UBS Global AM in September 1995 and has led its municipal research group since that date.
Mr. Veronda previously served as the portfolio manager for PaineWebber Municipal High Income Fund from September 1995 until March 2001. Mr. Veronda has portfolio management responsibility for over $550 million in municipal bond fund assets at UBS Global AM. Other members of UBS Global AM's tax-exempt investments group provide input on market outlook, interest rate forecasts, and other considerations pertaining to tax-exempt investments.

    UBS Global AM investment personnel may engage in securities transactions for their own accounts pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

                          DESCRIPTION OF COMMON STOCK
GENERAL

    The Fund is authorized to issue 200,000,000 shares of capital stock, $.001 par value, which, as of September 30, 2003, is classified as 800 shares of APS series A, 800 shares of APS series B, and 199,998,400 shares of Common Stock. In connection with this offering, 600 shares of the Fund's capital stock will be reclassified and will be issued as APS Series C. See "Description of APS--General." The description of the Common Stock and the description under "Description of Common Stock--Certain Anti-Takeover Provisions of the
Articles of Incorporation" are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

    Shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each such share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are fully paid and nonassessable. Holders of Common Stock are entitled to one vote per share. The rights of the holders of the Common Stock to elect directors and to vote on other matters are subject to the voting rights of any outstanding APS, as discussed above under "Description of APS--Voting Rights."

    The Fund has established a dividend reinvestment plan under which all holders of Common Stock whose shares of Common Stock are registered in their own names, or in the name of UBS Financial Services Inc. or its nominees, have all dividends and other distributions on their Shares of Common Stock automatically reinvested in additional shares of Common Stock, unless such holders of Common Stock affirmatively elect to receive cash. Holders of Common Stock may make such an election, may terminate their participation, and may obtain additional information regarding the plan, by writing to the transfer agent for the Common Stock. Holders of Common Stock who hold their shares of such stock in the name of a broker or nominee other than UBS Financial Services Inc. or its nominee must contact such broker or nominee to determine whether, or how, they may participate in the plan. Under the plan, shares of Common Stock are purchased in the open market for participants' accounts; the Fund does not issue any new shares of Common Stock in connection with the plan. The number of shares for participants with each dividend is determined on the basis of the average price per share (including applicable brokerage commissions) obtained in the open market. Experience under the dividend reinvestment plan may indicate that changes are desirable; therefore, the Fund reserves the right to amend or terminate the plan upon notice to holders of Common Stock.

    Under the rules of the NYSE applicable to listed companies, the Fund is normally required to hold an annual meeting of Stockholders. If the Fund is converted to an open-end investment company or if for any other reason the Fund's Common Stock is no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of Stockholders), the Fund may decide not to hold annual meetings of Stockholders. See "Common Stock Repurchases and Tender Offers; Conversion to Open-End Fund" in the SAI.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

    The Fund currently has provisions in its Articles of Incorporation that have the effect of limiting: (1) the ability of other entities or persons to acquire control of the Fund; (2) the Fund's freedom to engage in certain transactions; or (3) the ability of the Fund's directors or Stockholders to amend the Articles of Incorporation.

    These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and the Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a Sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Articles of Incorporation (except as otherwise noted herein). In addition, the affirmative vote of the holders of at least 66 2/3% (which is a greater percentage than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

    (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

    (2) issuance of any securities of the Fund to any person or entity for cash;

    (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

    (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, entity or person is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Stockholder"). The affirmative vote of at least 66 2/3% of Stockholders would also be required for any amendment of the Articles of Incorporation that would convert the Fund to an open-end investment company (by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act). Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board approves the transaction, although a majority vote of the outstanding shares of the Fund's capital stock may nevertheless be required in some cases. The full text of these provisions is contained in the Articles of Incorporation of the Fund, which are on file with the SEC. These voting rights are in addition to the rights of the holders of any outstanding Preferred Stock to vote as a single class on certain matters. See "Description of APS--Voting Rights."

    The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the holders of Common Stock of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Common Stock Repurchases and Tender Offers; Conversion to Open-End Fund" in the SAI. These provisions effectively render the accomplishment of a merger or the assumption of control by a Principal Stockholder more difficult. They provide the advantages of potentially
(i) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and (ii) facilitating the continuity of the Fund's management, investment objective and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Stockholders.

                                  UNDERWRITING

    UBS Securities LLC (the "Underwriter"), 299 Park Avenue, New York, New York, has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of APS set forth opposite its name. The Underwriter is committed to purchase and pay for all of such APS if any are purchased.

UNDERWRITER                                         NUMBER OF APS
-----------                                         -------------
UBS Securities LLC................................         600

    The Underwriter has advised the Fund that it proposes initially to offer the APS directly to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $275 per share. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $200 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public offering on or before December 22, 2003.

    The Underwriter or one of its affiliates may act in Auctions as a Broker-Dealer and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriter also may provide information to be used in determining the Reference Rate.

    In connection with this offering, the Underwriter or certain selected dealers may distribute prospectuses electronically.

    The Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                          REGISTRAR AND AUCTION AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Fund's transfer and dividend disbursing agent and registrar with respect to the Fund's Common Stock. Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005, serves as the Auction Agent with respect to the APS and acts as transfer agent, registrar, dividend disbursing agent and agent for certain notifications for the Fund in connection with the APS.

                                 LEGAL MATTERS

    The validity of the shares offered hereby will be passed on for the Fund by the law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, and for the Underwriter by Clifford Chance US LLP, 200 Park Avenue, New York, New York, 10166. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Clifford Chance US LLP may rely on Dechert LLP with respect to matters of Maryland law.

                                    AUDITORS

    The financial statements of the Fund as of September 30, 2003 are incorporated by reference in the SAI in reliance on the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                             AVAILABLE INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied at the SEC's public reference facilities, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, 233 Broadway, New York, New York, 10279 and Chicago Regional Office, 175 West Jackson Boulevard, Chicago, Illinois 60604. The SEC maintains a website (http://www.sec.gov) that contains the Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    Additional information regarding the Fund and each series of APS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto relating to such series filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                    PAGE
                                                    ----
Investment Policies and Restrictions..............    2
Investment Limitations............................    8
Hedging and Related Income Strategies.............    9
Organization of the Fund; Directors and Officers;
  Principal Holders and Management Ownership of
  Shares..........................................   15
Investment Advisory and Administration
  Arrangements....................................   24
Portfolio Transactions............................   26
Valuation of Common Stock.........................   27
Taxation..........................................   27
Description of the APS............................   31
The Auction.......................................   44
Additional Information............................   52
Financial Information.............................   55
Ratings (Appendix A)..............................  A-1
Rating Agency Guidelines (Appendix B).............  B-1
Auction Procedures (Appendix C)...................  C-1
Settlement Procedures (Appendix D)................  D-1
Hedging and Related Income Strategies (Appendix
  E)..............................................  E-1

                                    APPENDIX

                         TYPES OF MUNICIPAL OBLIGATIONS

    The Fund may invest in the following types of Municipal Obligations and in such other types of Municipal Obligations as are described in the SAI or as become available on the market from time to time.

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are "moral obligation" issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. Industrial development bonds ("IDBs") and PABs are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest more than 25% of its assets in IDBs and PABs. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Fund invests in such PABs, Stockholders generally will be required to include a portion of their exempt-interest dividends in calculating their liability for the AMT. See "Taxes."

    MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

    The liquidity of municipal lease obligations varies. See "Other Investment Practices." Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the Fund's ability to invest in other municipal lease obligations.

    ZERO COUPON OBLIGATIONS. The Fund may invest up to 10% of its total assets in zero coupon Municipal Obligations. Such obligations include "pure zero" obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and "zero/fixed" obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include securities representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest. While zero coupon Municipal Obligations will not contribute to the cash available to the Fund for purposes of paying dividends to Stockholders, UBS Global AM believes that limited investments in such securities may facilitate the Fund's ability to preserve capital while generating income through the accrual of original issue discount. Zero coupon Municipal Obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors.

    Federal tax law requires the Fund to distribute at least 90% of its tax-exempt income, plus its investment company taxable income, including non-cash income, each year in order to qualify for pass-through federal income tax treatment as a regulated investment company. Furthermore, the Fund typically seeks to distribute all or nearly all of such income. Accordingly, although the Fund will receive no payments on its zero coupon Municipal Obligations prior to their maturity or disposition, it will have income attributable to such securities, and it might be required, in order to maintain its desired tax treatment, to include in its dividends the income attributable to its zero coupon securities. The Fund might be required to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such dividends. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and as a result, its current income ultimately may be reduced. See "Taxes" and "Investment Objective and Policies--Other Investment Practices" in this Prospectus and "Taxes" in the SAI.

    FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund also may purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer's obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There may be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

    MUNICIPAL DERIVATIVES. The Fund may invest in derivative securities that are Municipal Obligations, or components thereof, that have been specially structured to reflect investment characteristics ordinarily associated with other securities or to have other special rights desired by investors. Generally, such securities are designed to allow investors to take advantage of expected interest rate trends or to hedge interest rate or other risks. Detachable call options are sold by issuers of Municipal Obligations separately from the Municipal Obligations to which the call options relate and permit the purchasers of the call options to acquire the Municipal Obligations at the call price(s) and call date(s). In the event that interest rates drop, the purchaser could exercise the call option to acquire Municipal Obligations that yield above-market rates. Municipal Obligations with embedded caps provide for additional tax-free payments for a stated period (generally a period that is shorter than the bond's maturity) above the fixed rate of interest payable on the Municipal Obligations to the extent that the average level of a particular index exceeds a specified base level. The Fund would use Municipal Obligations with embedded caps in order to attempt to offset the risk of increases in short-term interest rates while continuing to earn tax-exempt income. Investments in municipal derivatives may be subject to the same risks as floating rate Municipal Obligations, risks of adverse tax determinations or, in the case of municipal derivatives used for hedging purposes, risks similar to those for other hedging strategies. See "Hedging and Related Income Strategies" in the SAI. The Fund will only invest in those municipal derivatives that UBS Global AM believes will facilitate the Fund's ability to achieve its investment objective.

    OTHER MUNICIPAL OBLIGATIONS. The Fund also may invest in participations that are issued by banks or other financial institutions and that represent ownership interests in municipal bonds, IDBs or PABs, custodial receipts representing ownership interests in future interest or principal payments on such obligations, inverse floaters, put bonds and tender option bonds. The Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the Fund could suffer a loss. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

                           MASTER PURCHASER'S LETTER

                     Relating to Securities Involving Rate
                   Settings Through Auctions or Remarketings

THE COMPANY
A REMARKETING AGENT
THE TRUST COMPANY
  OR AUCTION AGENT
A BROKER-DEALER
AGENT MEMBER
OTHER PERSONS

Dear Sirs:

  1. This letter is designed to apply to publicly or privately offered debt or equity securities ("Securities") of any issuer ("Company"), which are described in any final prospectus or other offering materials relating to such Securities, as the same may be amended or supplemented (collectively, with respect to the particular Securities concerned, the "Prospectus") and which involve periodic rate settings through Auctions ("Auctions") or remarketing procedures ("Remarketings"). This letter shall be for the benefit of any Company and of any trust company, Auction Agent, paying agent (collectively, "trust company"), remarketing agent, broker-dealer, agent member, securities depository or other interested person in connection with any Securities and related Auctions or Remarketings (it being understood that such persons may be required to execute specified agreements and nothing herein shall alter such requirements). The terminology used herein is intended to be general in its application and not to exclude any Securities in respect of which (in the Prospectus or otherwise) alternative terminology is used.

  2. We may from time to time offer to purchase, purchase, offer to sell and/or sell Securities of any company as described in the Prospectus relating thereto. We agree that this letter shall apply to all such purchases, sales and offers and to Securities owned by us. We understand that the dividend/interest rate on Securities may be based from time to time on the results of Auctions or Remarketings as set forth in the Prospectus.

  3. We agree that any bid or sell order placed by us in an Auction shall constitute an irrevocable offer (except as otherwise described in the Prospectus) by us to purchase or sell the Securities subject to such bid or sell order, or such lesser amount of Securities as we shall be required to sell or purchase as a result of such Auction or Remarketing, at the applicable price, all as set forth in the Prospectus, and that if we fail to place a bid or sell order with respect to Securities owned by us with a broker-dealer on any Auction or Remarketing date, or a broker-dealer to which we communicate a bid or sell order fails to submit such bid or sell order to the trust company or remarketing agent concerned, we shall be deemed to have placed a hold order with respect to such Securities as described in the Prospectus, except as may otherwise be described therein. We authorize any broker-dealer that submits a bid or sell order as our agent in Actions or Remarketings to execute contracts for the sale of Securities covered by such bid or sell order. We recognize that the payment by such broker-dealer for Securities purchased on our behalf shall not relieve us of any liability to such broker-dealer for payment for such Securities.

  4. We understand that in a Remarketing, the dividend or interest rate or rates on the Securities and the allocation of Securities tendered for sale among dividend or interest periods of different lengths will be based from time to time on the determinations of one or more remarketing agents, and we agree to be conclusively bound by such determinations. We further agree to the payment of different dividend or interest rates to different holders of Securities depending on the length of the dividend or interest period elected by such holders. We agree that any notice given by us to a remarketing agent

(or to a broker-dealer for transmission to a marketing agent) of our desire to tender Securities in a Remarketing shall constitute an irrevocable (except to the limited extent set forth in the Prospectus) offer by us to sell the Securities specified in such notice, or such lesser number of Securities as we shall be required to sell as a result of such Remarketing, in accordance with the terms set forth in the Prospectus, and we authorize the remarketing agent to sell, transfer or otherwise dispose of such Securities as set forth in the Prospectus.

  5. We agree that, during the applicable period as described in the Prospectus, dispositions of Securities can be made only in the denominations set forth in the Prospectus, and we will sell, transfer or otherwise dispose of any Securities held by us from time to time only pursuant to a bid or sell order placed in an Auction, in a Remarketing, to or through a broker-dealer or, when permitted in the Prospectus, to a person that has signed and delivered to the applicable trust company, Auction Agent or remarketing agent a letter substantially in the form of this letter (or other applicable purchaser's letter), provided that in the case of all transfers other than pursuant to Auctions or Remarketings we or our broker-dealer or our agent member shall advise such trust company, Auction Agent or remarketing agent of such transfer. We understand that a restrictive legend will be placed on certificates representing the Securities and stop-transfer instructions will be issued to the transfer agent and/ or registrar, all as set forth in the Prospectus.

  6. We agree that, during the applicable period as described in the Prospectus, ownership of Securities shall be represented by one or more global certificates registered in the name of the applicable securities depository or its nominee, that we will not be entitled to receive any certificate representing the Securities, and that our ownership of any Securities will be maintained in book entry form by the securities depository for the account of our agent member, which in turn will maintain records of our beneficial ownership. We authorize and instruct our agent member to disclose to the applicable trust company, Auction Agent or remarketing agent such information concerning our beneficial ownership of Securities as such trust company or remarketing agent shall request.

  7. We acknowledge that partial deliveries of Securities purchased in Auctions or Remarketings may be made to us and such deliveries shall constitute good delivery as set forth in the Prospectus.

  8.  This letter is not a commitment by us to purchase any Securities.

  9. This letter supersedes any prior-dated version of this master purchaser's letter, and supplements any prior- or post-dated purchaser's letter specific to particular Securities, and this letter may only be revoked by a signed writing delivered to the original recipients thereof.

 10. The descriptions of Auction or Remarketing procedures set forth in each applicable Prospectus are incorporated by reference herein and in case of any conflict between this letter, any purchaser's letter specific to particular Securities and any such description, such description shall control.

 11. Any xerographic or other copy of this letter shall be deemed of equal effect as a signed original.

 12.  Our agent member of The Depository Trust Company currently is        .

 13. Our personnel authorized to place orders with broker-dealers for the purpose set forth in the Prospectus in Auctions and Remarketings currently
is/are , telephone number (            ).

 14.  Our taxpayer identification number is       .

 15. In the case of each purchase, offer to purchase, offer to sell or sale by us of Securities not registered under the Securities Act of 1933, as amended (the "Act"), we represent and agree as follows:

         A. We understand and expressly acknowledge that the Securities have not been and will not be registered under the Act and, accordingly, that the Securities may not be reoffered, resold or otherwise pledged, hypothecated or transferred unless an applicable exemption from the registration requirements of the Act is available.

         B. We hereby confirm that any purchase of Securities made by us will be for our own account or for the account of one or more parties for which we are acting as trustee or agent with complete investment discretion and with authority to bind such parties, and not with a view to any public resale or distribution thereof. We and each other party for which we are acting which will acquire Securities will be "accredited investors" within the meaning of Regulation D under the Act with respect to the Securities to be purchased by us or such party, as the case may be, will have previously invested in similar types of instruments and will be able and prepared to bear the economic risk of investing in and holding such Securities.

         C. We acknowledge that prior to purchasing any Securities we shall have received a Prospectus (or private placement memorandum) with respect thereto and acknowledge that we will have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

         D. We recognize that the Company and broker-dealers will rely upon the truth and accuracy of the foregoing investment representations and agreements and we agree that each of our purchases of Securities now or in the future shall be deemed to constitute our concurrence in all of the foregoing which shall be binding on us and each party for which we are acting as set forth in Subparagraph B above.

Dated
     ------------------------------------------

Mailing Address of Purchaser

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------
                              (Name of Purchaser)

By
  ------------------------------------------

Printed Name:
            ------------------------------------------

Title:
    ------------------------------------------

                  Investment Grade Municipal Income Fund Inc.

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 17, 2003

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

    Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There is no guarantee that the Fund will achieve its investment objective.

    This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Fund, dated December 17, 2003 ("Prospectus"). Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund or by calling toll-free 1-800-762 1000. The Prospectus is also available on the website of the Securities and Exchange Commission ("SEC") (http://www.sec.gov). The Prospectus also contains more complete information about the Fund. You should read it carefully before investing.

    Portions of the Fund's Annual Report and Semi-Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report or the Semi-Annual Report to Shareholders without charge by calling toll-free 1-800-762 1000.

    The Prospectus and this SAI omit certain of the information contained in the registration statement relating to these securities filed with the SEC. These items may be inspected and copied at the SEC's public reference room and are available on the SEC's website.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Investment Policies and Restrictions........................      2
Investment Limitations......................................      8
Hedging and Related Income Strategies.......................      9
Organization of the Fund, Directors and Officers; Principal
  Holders and Management Ownership of Shares................     15
Investment Advisory and Administration Arrangements.........     24
Portfolio Transactions......................................     26
Valuation of Common Stock...................................     27
Taxation....................................................     27
Description of APS..........................................     31
The Auction.................................................     44
Additional Information......................................     52
Financial Information.......................................     54
Glossary....................................................     55
Ratings (Appendix A)........................................    A-1
Rating Agency Guidelines (Appendix B).......................    B-1
Auction Procedures (Appendix C).............................    C-1
Settlement Procedures (Appendix D)..........................    D-1
Hedging and Related Income Strategies (Appendix E)..........    E-1

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 17, 2003.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

APS RATING AGENCY GUIDELINES

    The Fund intends that, so long as the APS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), in connection with their respective ratings of the APS. See Appendix B.

RATINGS AS INVESTMENT CRITERIA

    Moody's and S&P and the other nationally recognized statistical rating organizations ("NRSROs" or "Rating Agencies") are private services that provide ratings of the credit quality of debt, preferred stock and various other securities, including Municipal Obligations. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than is indicated by its rating. A description of Moody's and S&P's ratings is included in Appendix A to this SAI.

MUNICIPAL OBLIGATIONS

    Municipal Obligations are issued for various public purposes, including construction of public facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities.

    Municipal Obligations, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of Municipal Obligations to make timely payments of interest and principal may be adversely affected in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the Municipal Obligation experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of Municipal Obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such Municipal Obligations, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. However, any decline in the value of the Fund's assets will initially be borne entirely by the Fund's holders of Common Stock.

    Under normal circumstances, the Fund does not invest 25% or more of its total assets in any one industry. Governmental issuers of Municipal Obligations are not considered part of any industry and, therefore, are not subject to this limitation. Municipal Obligations backed only by the assets and revenues of non-governmental entities, however, are considered to be issued by such non-governmental entities and would be subject to this limitation. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

    In addition to the more common varieties of Municipal Obligations described in the Appendix to the Prospectus, the Fund also is authorized to invest in the following types of Municipal Obligations:

    ASSET-BACKED SECURITIES. The Fund may invest in securities that are comprised of Municipal Obligations that have been securitized through the use of trusts or special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

    MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Fund generally invests in municipal lease obligations through certificates of participation. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

    MORTGAGE SUBSIDY BONDS. The Fund also may purchase mortgage subsidy bonds that are issued to subsidize mortgages on single family homes and "moral obligation" bonds that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    PARTICIPATION INTERESTS. The Fund may invest in participation interests, which are interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

    A participation interest gives the Fund an undivided interest in a municipal bond owned by a financial institution. The Fund has the right to sell the instruments back to the financial institution. To the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and/or financial institution analytical services.

    CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodial bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero coupon Municipal Obligations described herein. Although under the terms of a custodial receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

    INVERSE FLOATERS. The Fund may invest in Municipal Obligations on which the rate of interest varies inversely with interest rates on other Municipal Obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts--an Auction component, which pays interest at a rate that is set periodically through an Auction process or other method, and a residual component, which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the Auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

    Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of Auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the Auction component's rate increases and increase as the Auction component's rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

    PUT BONDS. A put bond is a Municipal Obligation that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

    If the Fund holds a bond subject to a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the Fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond on the exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or to a third party.

    TENDER OPTION BONDS. Tender option bonds are long-term Municipal Obligations sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    As stated in the Prospectus, the Fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the Fund later than the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuations in the value of the security from the time of the commitment date will affect the Fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The Fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked to market daily, with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitment.

STAND-BY COMMITMENTS

    The Fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

    The Fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. The Fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the Fund holds the commitment.

LENDING OF PORTFOLIO SECURITIES

    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund's portfolio securities must maintain acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest. Pursuant to procedures adopted by the Board governing the Fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG and the principal underwriter of this offering, has been retained to serve as lending agent for the Fund. The Board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The Board periodically reviews all portfolio securities loan transactions for which UBS Securities acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the Fund's securities lending program.

ILLIQUID SECURITIES

    As noted in the Prospectus, the Fund may invest up to 20% of its total assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the Board. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of them promptly or at favorable prices.

    The Board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM, pursuant to guidelines approved by the Board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board. UBS Global AM also monitors the Fund's overall holdings of illiquid securities. If the Fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, or changes in the relative market values of liquid and illiquid portfolio securities), UBS Global AM will consider what action would be in the best interests of the Fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund's holdings of illiquid securities. However, the Fund is not required to dispose of illiquid securities under these circumstances.

    In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal-lease-obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any over-the-counter ("OTC") options written by the Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

REPURCHASE AGREEMENTS

    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation. See "Investment Limitations."

COUNTERPARTIES

    The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the Board, monitors and evaluates the creditworthiness of the parties with which the Fund does business.

                             INVESTMENT LIMITATIONS

    The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.

    The Fund may not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, fundamental limitation (1): Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi- state agency of which a state is a member is a separate issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

    (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

    (3) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

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    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    The following investment restrictions are not fundamental and may be changed by the Fund's Board without shareholder approval.

    The Fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                     HEDGING AND RELATED INCOME STRATEGIES

    As discussed in the Prospectus, UBS Global AM may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and interest rate protection transactions, to attempt to hedge the Fund's portfolio and may use options to attempt to enhance the Fund's income. Because the Fund intends to use these instruments for hedging purposes, the Fund may enter into
(1) options and futures transactions that approximate (but do not exceed) the full value of its portfolio and (2) interest rate protection transactions (I.E., interest rate swaps and interest rate caps, collars and floors) with notional amounts that approximate (but do not exceed) the liquidation preference amount of preferred shares outstanding. Any income realized from the use of options and futures would be taxable to shareholders. See Appendix E (Hedging and Related Income Strategies).

    For as long as the APS are rated by Moody's, the Fund may engage in transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts (collectively "Moody's Hedging Transactions") only when consistent with the provisions set forth in Appendix E, unless it receives written confirmation from Moody's that engaging in such transactions will not impair the ratings then assigned to the APS by Moody's. For as long as the APS are rated by S&P, the Fund will not buy or sell futures contracts or options thereon or write put options or call options on portfolio securities or enter into interest rate caps, collars or floors unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the APS by S&P, except that the Fund may buy and sell futures contracts based on the Municipal Index or Treasury Bonds, may purchase put and call options on such contracts and may write covered call options and secured put options on portfolio securities (collectively "S&P Hedging Transactions") subject to the limitations described in Appendix B.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Hedging Instrument the price of which is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument the price of which is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If

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the price of the security increased above the exercise price of the call, the
Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxation."

    In addition to the products, strategies and risks described below, UBS Global AM expects additional opportunities to develop in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as UBS Global AM develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. UBS Global AM may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES

    The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

    (1) Successful use of most Hedging Instruments depends upon UBS Global AM's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

    (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (I.E., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

    Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemptions of APS or other obligations.

OPTIONS

    The Fund may purchase put and call options, and write (sell) covered call options and covered put options, on debt securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Fund may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on Municipal Obligations are not currently available. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

    Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    In the event that options on indexes of municipal and non-municipal debt securities become available, the Fund may purchase and write put and call options on such indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

    The Fund may purchase and sell municipal bond index futures, other interest rate futures and options thereon. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indexes. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of the Fund's portfolio. If UBS Global AM wishes to shorten the average duration of the Fund's portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Secondary markets for options on futures are currently in the development stage, and the Fund will not trade options on futures on any exchange or board of trade unless, in UBS Global AM's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or liquid securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

GUIDELINE FOR FUTURES AND RELATED OPTIONS

    To the extent that the Fund enters into futures contracts and options on futures positions that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the Board without a stockholder vote. Adoption of this guideline cannot be guaranteed to limit the percentage of the Fund's assets at risk to 5%.

    The Fund may use the following Hedging Instruments:

    OPTIONS ON DEBT SECURITIES. A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges.

    OPTIONS ON INDEXES OF DEBT SECURITIES. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    MUNICIPAL BOND INDEX FUTURES CONTRACTS. A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash

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equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    MUNICIPAL DEBT FUTURES CONTRACTS. A municipal debt futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of municipal debt security called for in the contract at a specified future time and at a specified price.

    OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

    INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

    The Fund would enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

    The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, UBS Global AM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities, marked to market daily, having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

    The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers or their affiliates believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

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               ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Fund was incorporated under the laws of the state of Maryland on August 6, 1992. The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to the Fund's officers and to UBS Global AM, subject to the investment objective and policies of the Fund and to general supervision by the Board.

    Each of the Fund's directors serves an indefinite term of office. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which such person served as an officer, and other directorships held by such director.

INTERESTED DIRECTORS

                                              TERM OF
                                              OFFICE+
                              POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS IN
       NAME, ADDRESS,          HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
          AND AGE                 FUND         SERVED        DURING PAST 5 YEARS           BY DIRECTOR         HELD BY DIRECTOR
       --------------         -----------    ----------    -----------------------   -----------------------  -------------------
Margo N. Alexander*++; 56     Director      Since 1996    Mrs. Alexander is          Mrs. Alexander is a      None
                                                          retired. She was an        director or trustee of
                                                          executive vice president   17 investment companies
                                                          of UBS Financial Services  (consisting of 37
                                                          Inc. (March 1984 to        portfolios) for which
                                                          December 2002). She was    UBS Global AM or one of
                                                          chief executive officer    its affiliates serves
                                                          (from January 1995 to      as investment advisor,
                                                          October 2000), a director  sub-advisor or manager.
                                                          (from January 1995 to
                                                          September 2001) and
                                                          chairman (from
                                                          March 1999 to
                                                          September 2001) of UBS
                                                          Global AM.

Brian M. Storms*++; 49        Director and  Since 2003    Mr. Storms is chief        Mr. Storms is a          None
                              Chairman of                 executive officer of UBS   director or trustee of
                              the Board of                Global Asset               21 investment companies
                              Directors                   Management--Americas       (consisting of 80
                                                          region (since July 2002).  portfolios) for which
                                                          Mr. Storms was chief       UBS Global AM or one of
                                                          executive officer,         its affiliates serves
                                                          president and/or chief     as investment advisor,
                                                          operating officer of UBS   sub- advisor or
                                                          Global AM and certain      manager.
                                                          affiliated asset
                                                          management companies from
                                                          1999 to July 2002. He was
                                                          president of Prudential
                                                          Investments (1996-1999).

INDEPENDENT DIRECTORS

                                              TERM OF
                                              OFFICE+
                              POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS IN
       NAME, ADDRESS,          HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
          AND AGE                 FUND         SERVED        DURING PAST 5 YEARS           BY DIRECTOR         HELD BY DIRECTOR
       --------------         -----------    ----------    -----------------------   -----------------------  -------------------
Richard Q. Armstrong; 68      Director      Since 1995    Mr. Armstrong is chairman  Mr. Armstrong is a       None.
R.Q.A. Enterprises                                        and principal of R.Q.A.    director or trustee of
One Old Church Road --                                    Enterprises (management    17 investment companies
Unit # 6                                                  consulting firm) (since    (consisting of 37
Greenwich, CT 06830                                       April 1991 and principal   portfolios) for which
                                                          occupation since March     UBS Global AM or one of
                                                          1995).                     its affiliates serves
                                                                                     as investment advisor,
                                                                                     sub-advisor or manager.

David J. Beaubien; 69         Director      Since 2001    Mr. Beaubien is chairman   Mr. Beaubien is a        Mr. Beaubien is
84 Doane Road                                             of Yankee Environmental    director or trustee of   also a director of
Ware, MA 01082                                            Systems, Inc., a           17 investment companies  IEC
                                                          manufacturer of            (consisting of 37        Electronics, Inc.,
                                                          meteorological measuring   portfolios) for which    a manufacturer of
                                                          systems (since 1991).      UBS Global AM or one of  electronic
                                                                                     its affiliates serves    assemblies.
                                                                                     as investment advisor,
                                                                                     sub-advisor or manager.

Richard R. Burt; 56           Director      Since 1995    Mr. Burt is chairman of    Mr. Burt is a director   Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                              Diligence LLC              or trustee of 17         director of
Washington, D.C. 20004                                    (international             investment companies     Hollinger
                                                          information and security   (consisting of 37        International Inc.
                                                          firm) and IEP Advisors     portfolios) for which    (publishing), HCL
                                                          (international             UBS Global AM or one of  Technologies, Ltd.
                                                          investments and            its affiliates serves    (software and
                                                          consulting firm).          as investment advisor,   information
                                                                                     sub-advisor or manager.  technologies), The
                                                                                                              Central European
                                                                                                              Fund, Inc., The
                                                                                                              Germany
                                                                                                              Fund, Inc.,
                                                                                                              IGT, Inc. (provides
                                                                                                              technology to
                                                                                                              gaming and wagering
                                                                                                              industry) and
                                                                                                              chairman of Weirton
                                                                                                              Steel Corp. (makes
                                                                                                              and finishes steel
                                                                                                              products). He is
                                                                                                              also a director or
                                                                                                              trustee of funds in
                                                                                                              the Scudder Mutual
                                                                                                              Funds Family
                                                                                                              (consisting of 47
                                                                                                              portfolios).

Meyer Feldberg; 61            Director      Since 1992    Mr. Feldberg is Dean and   Dean Feldberg is a       Dean Feldberg is
Columbia University                                       Professor of Management    director or trustee of   also a director of
101 Uris Hall                                             of the Graduate School of  31 investment companies  Primedia Inc.
New York, New York 10027                                  Business, Columbia         (consisting of 51        (publishing),
                                                          University (since 1989).   portfolios) for which    Federated
                                                                                     UBS Global AM or one of  Department
                                                                                     its affiliates serves    Stores, Inc.
                                                                                     as investment advisor,   (operator of
                                                                                     sub-advisor or manager.  department stores),
                                                                                                              Revlon, Inc.
                                                                                                              (cosmetics), Select
                                                                                                              Medical Inc.
                                                                                                              (healthcare
                                                                                                              services) and
                                                                                                              SAPPI, Ltd.
                                                                                                              (producer of
                                                                                                              paper).

                                              TERM OF
                                              OFFICE+
                              POSITION(S)    AND LENGTH                              NUMBER OF PORTFOLIOS IN
       NAME, ADDRESS,          HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN   OTHER DIRECTORSHIPS
          AND AGE                 FUND         SERVED        DURING PAST 5 YEARS           BY DIRECTOR         HELD BY DIRECTOR
       --------------         -----------    ----------    -----------------------   -----------------------  -------------------
Carl W. Schafer; 67           Director      Since 1996    Mr. Schafer is president   Mr. Schafer is a         Mr. Schafer is also
66 Witherspoon Street                                     of the Atlantic            director or trustee of   a director of Labor
#1100                                                     Foundation (charitable     17 investment companies  Ready, Inc.
Princeton, NJ 08542                                       foundation) (since 1993).  (consisting of 37        (temporary
                                                                                     portfolios) for which    employment),
                                                                                     UBS Global AM or one of  Roadway Corp.
                                                                                     its affiliates serves    (trucking),
                                                                                     as investment advisor,   Guardian Life
                                                                                     sub-advisor or manager.  Insurance Company
                                                                                                              Mutual Funds
                                                                                                              (consisting of 19
                                                                                                              portfolios), the
                                                                                                              Harding, Loevner
                                                                                                              Funds (consisting
                                                                                                              of three
                                                                                                              portfolios), E.I.I.
                                                                                                              Realty Securities
                                                                                                              Trust (investment
                                                                                                              company) and
                                                                                                              Frontier Oil
                                                                                                              Corporation.

William D. White; 69          Director      Since 2001    Mr. White is retired       Mr. White is a director  None
P.O. Box 199                                              (since 1994).              or trustee of 17
Upper Black Eddy, PA 18972                                                           investment companies
                                                                                     (consisting of 37
                                                                                     portfolios) for which
                                                                                     UBS Global AM or one of
                                                                                     its affiliates serves
                                                                                     as investment advisor,
                                                                                     sub-advisor or manager.

--------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

+   Each Director holds office for an indefinite term.

++ Mrs. Alexander and Mr. Storms are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or its affiliates.

OFFICERS

                                                     TERM OF
                                                     OFFICE+                      PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS,          POSITIONS HELD      AND LENGTH OF      DURING PAST 5 YEARS; NUMBER OF PORTFOLIOS IN FUND
          AND AGE               WITH FUND          TIME SERVED          COMPLEX FOR WHICH PERSON SERVES AS OFFICER
      --------------          --------------      -------------      -------------------------------------------------
W. Douglas Beck*; 36          Vice President      Since 2003         Mr. Beck is an executive director and head of
                                                                     mutual fund product management of UBS Global AM
                                                                     (since 2002). From March 1998 to November 2002,
                                                                     he held various positions at Merrill Lynch, the
                                                                     most recent being first vice president and
                                                                     co-manager of the managed solutions group.
                                                                     Mr. Beck is vice president of 20 investment
                                                                     companies (consisting of 78 portfolios) for which
                                                                     UBS Global AM or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or manager.

Thomas Disbrow*; 37           Vice President      Since 2000         Mr. Disbrow is a director and a senior manager of
                              and Assistant                          the mutual fund finance department of UBS Global
                              Treasurer                              AM. Prior to November 1999, he was a vice
                                                                     president of Zweig/Glaser Advisers. Mr. Disbrow
                                                                     is a vice president and assistant treasurer of 17
                                                                     investment companies (consisting of 37
                                                                     portfolios) for which UBS Global AM or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Amy R. Doberman*; 41          Vice President      Since 2000         Ms. Doberman is a managing director and general
                              and Secretary                          counsel of UBS Global AM. From December 1997
                                                                     through July 2000, she was general counsel of
                                                                     Aeltus Investment Management, Inc. Ms. Doberman
                                                                     is vice president and assistant secretary of five
                                                                     investment companies (consisting of 44
                                                                     portfolios) and vice president and secretary of
                                                                     17 investment companies (consisting of 37
                                                                     portfolios) for which UBS Global AM or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Elbridge T. Gerry III*; 46    Vice President      Since 1996         Mr. Gerry is a managing director--fixed income of
                                                                     UBS Global AM. Mr. Gerry is a vice president of
                                                                     six investment companies (consisting of 11
                                                                     portfolios) for which UBS Global AM or one of its
                                                                     affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

                                                     TERM OF
                                                     OFFICE+                      PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS,          POSITIONS HELD      AND LENGTH OF      DURING PAST 5 YEARS; NUMBER OF PORTFOLIOS IN FUND
          AND AGE               WITH FUND          TIME SERVED          COMPLEX FOR WHICH PERSON SERVES AS OFFICER
      --------------          --------------      -------------      -------------------------------------------------
David M. Goldenberg*; 37      Vice President      Since 2002         Mr. Goldenberg is an executive director and
                              and Assistant                          deputy general counsel of UBS Global AM. From
                              Secretary                              2000 to 2002 he was director, legal affairs at
                                                                     Lazard Asset Management. Mr. Goldenberg served in
                                                                     various capacities, including most recently as
                                                                     global director of compliance at SSB Citi Asset
                                                                     Management Group from 1996 to 2000.
                                                                     Mr. Goldenberg is a vice president and secretary
                                                                     of five investment companies (consisting of 44
                                                                     portfolios) and a vice president and assistant
                                                                     secretary of 17 investment companies (consisting
                                                                     of 37 portfolios) for which UBS Global AM or one
                                                                     of its affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Kevin J. Mahoney*; 38         Vice President      Since 1999         Mr. Mahoney is a director and a senior manager of
                              and Assistant                          the mutual fund finance department of UBS Global
                              Treasurer                              AM. Prior to April 1999, he was the manager of
                                                                     the mutual fund internal control group of Salomon
                                                                     Smith Barney. Mr. Mahoney is a vice president and
                                                                     assistant treasurer of 17 investment companies
                                                                     (consisting of 37 portfolios) for which UBS
                                                                     Global AM or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or manager.

Paul H. Schubert*; 40         Vice President      Since 1994         Mr. Schubert is an executive director and head of
                              and Treasurer                          the mutual fund finance department of UBS Global
                                                                     AM. Mr. Schubert is treasurer and principal
                                                                     accounting officer of three investment companies
                                                                     (consisting of 41 portfolios), a vice president
                                                                     and treasurer of 18 investment companies
                                                                     (consisting of 38 portfolios), and treasurer and
                                                                     chief financial officer of one investment company
                                                                     (consisting of two portfolios) for which UBS
                                                                     Global AM or one of its affiliates serves as
                                                                     investment advisor, sub-advisor or manager.

                                                     TERM OF
                                                     OFFICE+                      PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS,          POSITIONS HELD      AND LENGTH OF      DURING PAST 5 YEARS; NUMBER OF PORTFOLIOS IN FUND
          AND AGE               WITH FUND          TIME SERVED          COMPLEX FOR WHICH PERSON SERVES AS OFFICER
      --------------          --------------      -------------      -------------------------------------------------
Joseph A. Varnas*; 36         President           Since 2003         Mr. Varnas is a managing director (since March
                                                                     2003), chief technology officer (since March
                                                                     2001) and head of product, technology and
                                                                     operations of UBS Global AM (since November
                                                                     2002). From 2000 to 2001, he was manager of
                                                                     product development in Investment Consulting
                                                                     Services at UBS Financial Services Inc.
                                                                     Mr. Varnas was a senior analyst in the Global
                                                                     Securities Research and Economics Group at
                                                                     Merrill Lynch from 1995 to 1999. Mr. Varnas is
                                                                     president of 21 investment companies (consisting
                                                                     of 79 portfolios) for which UBS Global AM or one
                                                                     of its affiliates serves as investment advisor,
                                                                     sub-advisor or manager.

Keith A. Weller*; 42          Vice President      Since 1995         Mr. Weller is a director and senior associate
                              and Assistant                          general counsel of UBS Global AM. Mr. Weller is a
                              Secretary                              vice president and assistant secretary of 17
                                                                     investment companies (consisting of 37
                                                                     portfolios) for which UBS Global AM or one of its
                                                                     affiliates serves as investment advisor, sub-
                                                                     advisor or manager.

--------------------------
* This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114.

+ Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.

              INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                           BY DIRECTOR FOR WHICH UBS FINANCIAL SERVICES
                               DOLLAR RANGE OF EQUITY     INC., UBS GLOBAL AM OR AN AFFILIATE SERVES AS
DIRECTOR                         SECURITIES IN FUND+       INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
--------                       ----------------------     ----------------------------------------------
INTERESTED DIRECTORS
Margo N. Alexander                      None                           Over $100,000

Brian M. Storms                         None                            $1 - $10,000

INDEPENDENT DIRECTORS
Richard Q. Armstrong                    None                           Over $100,000

David J. Beaubien                       None                           Over $100,000

Richard R. Burt                         None                         $10,001 - $50,000

Meyer Feldberg                          None                           Over $100,000

Carl W. Schafer                         None                           Over $100,000

William D. White                        None                         $10,001 - $50,000

------------------------

+   Information regarding ownership of shares is as of December 31, 2002.

                                   COMMITTEES

    The Fund has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Directors (as defined herein). Richard Q. Armstrong is chairperson. The following Independent Directors are members of the Nominating Committee:
Meyer Feldberg (chairperson), Carl W. Schafer and William D. White.

    The Audit and Contract Review Committee is responsible for, among other things: (i) overseeing the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers;
(ii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the Fund's independent auditors;
(iii) determining the compensation of the Fund's independent auditors; and
(iv) pre-approving all audit and non-audit services provided to the Fund and permissible non-audit services to be provided to the Fund's affiliates to the extent that such approval is required under applicable regulations of the SEC.

    In furtherance of its duties, the Audit and Contract Review Committee also is responsible for, among other things: obtaining assurance from the Fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the Fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit, reviewing certain matters relating to internal controls and disclosure controls and procedures at the Fund and the Fund's service providers; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit and Contract Review Committee has the responsibilities described above, it is not responsible for planning or conducting the Fund's audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. Absent actual knowledge to the contrary, Audit and Contract Review Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the Fund. The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the Fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the compensation paid by the Fund. The Audit and Contract Review Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Fund's fiscal year ended September 30, 2003, the Audit and Contract Review Committee held five meetings.

    The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Fund and reviewing the compensation arrangements for each of the directors. The Nominating Committee did not meet during the fiscal year ended September 30, 2003. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among the Independent Directors. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE.

  INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH
                                 UBS GLOBAL AM

    As of September 30, 2003, the independent directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

    Each Independent Director receives, in the aggregate from UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular Board meeting (and each in-person special Board meeting) actually attended. Each such director is also entitled to a $2,000 fee for each special telephonic meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. Until recently, the chairperson of the Nominating Committee received annually $5,000; however, effective June 30, 2003, this additional compensation for the chairperson of the Nominating Committee ceased. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the fund's relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds yields per fund allocation). No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a director or officer. All board members are reimbursed for expenses incurred in attending meetings.

    The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                         AGGREGATE         TOTAL COMPENSATION FROM
                                        COMPENSATION          THE FUND AND THE
       NAME OF PERSON, POSITION          FROM FUND*            FUND COMPLEX**
       ------------------------         ------------       -----------------------
Richard Q. Armstrong,
 Director.............................    $    434                $111,125
David J. Beaubien,
 Director.............................         386                 108,000
Richard R. Burt,
 Director.............................         386                 108,000
Meyer Feldberg,
 Director.............................         386                 210,500
Carl W. Schafer,
 Director.............................         386                 108,000
William D. White,
 Director.............................         386                 108,000

--------------------------
+ Only Independent Directors are compensated by the Funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the 1940 Act do not receive compensation from the Funds.

* Represents total fees paid by the Fund to each board member indicated for the fiscal year ended September 30, 2003.

** Represents fees paid during the calendar year ended December 31, 2002 to each board member by: (a) 22 investment companies in the case of
    Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No Fund within the UBS Fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of September 30, 2003, the directors and officers of the Fund beneficially owned in the aggregate less than 1% of the outstanding shares of each of the Fund's Common Stock, APS Series A, and APS Series B.

    As of September 30, 2003, Cede & Co. (the nominee for DTC) owned of record 96.2% of the outstanding shares of the Fund's Common Stock, 100% of the outstanding shares of APS Series A, and 100% of the outstanding shares of APS Series B. As of September 30, 2003, none of the persons on whose behalf those shares were held was known by the Fund to own 5% or more of the Fund's Common Stock, APS Series A, or APS Series B.

PROXY VOTING POLICIES

    The Board of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Fund's investment advisor, UBS Global AM.

    The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

    When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management;
(2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience;
(3) opposes structures which impose financial constraints on changes in control;
(4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

    UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

    You may obtain information about the Funds' proxy voting decisions, without charge, online on the Funds' website (www.ubs.com/ubsglobalam-proxy), or on the EDGAR database on the SEC's website (http://www.sec.gov).

              INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS

    UBS Global AM is the Fund's investment adviser and administrator pursuant to a contract dated October 15, 1992 with the Fund ("Advisory and Administration Contract"). Pursuant to the Advisory and Administration Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, UBS Global AM supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, shareholders and regulatory authorities. Under the Advisory and Administration Contract, the Fund pays UBS Global AM a fee, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. UBS Global AM has agreed to waive 0.20%, of the advisory fee, so that the Fund's effective advisory fee is 0.70% of average weekly net assets. This waiver will continue indefinitely unless the Board agrees to any change. During the fiscal years indicated, the Fund paid (or accrued) the following investment advisory and administration fees:

                      FISCAL YEARS ENDED SEPTEMBER 30,
-----------------------------------------------------------------------------
        2003                        2002                        2001
        ----                        ----                        ----
$     2,239,990             $     2,215,616             $     2,213,747
 (of which $344,355          (of which $307,723          (of which $307,465
         was                         was                         was
       waived)                     waived)                     waived)

    In addition to the payments to UBS Global AM under the Advisory and Administration Contract described above, the Fund pays certain other costs including: (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) expenses incurred on behalf of the Fund by UBS Global AM;
(3) organizational expenses of the Fund, whether or not advanced by UBS Global AM; (4) filing fees and expenses relating to the registration and qualification of the Common Stock under federal and state securities laws; (5) fees and salaries payable to directors who are not interested persons of the Fund or UBS Global AM; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (11) charges of custodians, transfer agents and other agents;
(12) costs of preparing share certificates;

(13) expenses of printing and distributing reports to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the costs of investment company literature and other publications provided to directors and officers; (18) costs of mailing, stationery and communications equipment; (19) interest charges on borrowings;
(20) fees and expenses of listing and maintaining any listing of the Fund's shares on the New York Stock Exchange, Inc. ("NYSE") or any other national securities exchange; and (21) costs and expenses (including rating agency fees) associated with the issuance of any Preferred Stock.

    At the Fund's board meeting on July 23, 2003, the directors considered and approved the continuance of the Fund's Advisory and Administration Contract with UBS Global AM. Prior to that meeting, the Board's Audit and Contract Review Committee (comprised of the Independent Directors) also had met to review and discuss the investment advisory and administration services provided to the Fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Audit and Contract Review Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost-allocation methods used in calculating such expenses. The Audit and Contract Review Committee also reviewed UBS Global AM's profitability in managing the Fund; the current fees paid by the Fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

    The Audit and Contract Review Committee also evaluated the performance of the Fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with its investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics; UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures. Based on all of the above, as well as other factors and considerations, the Audit and Contract Review Committee recommended to the full Board that the Board approve the continuance of the Advisory and Administration Contract.

    The full Board reviewed the factors considered by the Audit and Contract Review Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the Board evaluated UBS Global AM's planned waiver of 0.20% of the advisory fee and UBS Global AM's profitability with respect to the Fund, including consideration of both the actual dollar amount of fees paid by the Fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the Fund and the research services available to UBS Global AM by reason of portfolio transactions executed for the Fund.

    Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the Board concluded the fees to be paid to UBS Global AM under the Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the Fund was consistent with the Fund's operational requirements and sufficient to approve the continuance of the Fund's Advisory and Administration Contract with UBS Global AM.

    Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory and Administration Contract. The Advisory and Administration Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to UBS Global AM. The Advisory and Administration Contract may also be terminated by UBS Global AM on 60 days' written notice to the Fund. The Advisory and Administration Contract terminates automatically upon its assignment.

                             PORTFOLIO TRANSACTIONS

    The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Subject to policies established by the Board, UBS Global AM is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of the Fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the Fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

    During the fiscal years ended September 30, 2003, 2002 and 2001, the Fund paid no brokerage commissions. Therefore, the Fund has not allocated any brokerage transactions for research, analysis, advice and similar services. Investment decisions for the Fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

PORTFOLIO TURNOVER

    The Fund anticipates that its annual portfolio turnover rate will not exceed 100%; however, portfolio turnover may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. The portfolio turnover rate will be calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.

                           VALUATION OF COMMON STOCK

    The net asset value of the Common Stock is determined weekly, as determined by or under the direction of the Board, and also is determined monthly as of the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) and the liquidation preference of any outstanding Preferred Stock by the total number of shares of Common Stock outstanding at such time. When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options and futures positions or any other securities and assets of the Fund are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceed 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

    The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations, or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

                                    TAXATION

    The following is a summary of the material federal tax considerations affecting the Fund and its shareholders. In addition to the considerations described below, which are applicable to any investment in the Fund, there may be other federal, state, local or foreign tax considerations applicable to particular investors. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective Shareholders are therefore urged to consult their tax advisers with respect to the tax consequences to them of an investment in the Fund.

TAXATION OF THE FUND

    GENERAL. The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.

    In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of the sum of its net interest income excludable from gross income under Section 103(a) of the Internal Revenue Code ("tax-exempt income") plus its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income

(including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer. If the Fund fails to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income). Such distributors generally would be eligible for (i) the dividends received deduction in the case of corporate shareholders, and (ii) treatment as "qualified dividend income" in the case of individual shareholders.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent that it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income (not including tax-exempt income) for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, any such taxable income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

    Dividends on the APS will be treated as distributions by the Fund for purposes of determining whether the Fund has satisfied the Distribution Requirement (and thus will qualify for the deduction for dividends paid) and for purposes of the Excise Tax. While shares of the APS are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless, at the time of the declaration, the Fund satisfies certain dividend payment and asset coverage requirements. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments." Any such suspension of distributions on the Common Stock could prevent the Fund from satisfying the Distribution Requirement and avoiding imposition of the Excise Tax. Upon any failure by the Fund to meet any of such dividend payment or asset coverage requirements, however, the Fund currently intends to redeem a sufficient number of shares of the APS to maintain or restore compliance with such requirements and thus allow the Fund to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

    The Fund may acquire zero coupon Municipal Obligations issued with original issue discount. As the holder of such a security, the Fund would have to include in gross income the original issue discount that accrues on the security for the taxable year, even if the Fund receives no payment on the security during the year. Because the Fund annually must distribute at least 90% of its tax-exempt income, including any accrued original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets, or from the proceeds of sales of portfolio securities or from borrowings, if necessary. The Fund may realize taxable capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income or net capital gain.

    HEDGING STRATEGIES. The use of hedging strategies, such as writing and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of certain gains and losses that the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax. In that event, the Fund might have to liquidate securities to enable it to make the required distributions, which would cause the Fund to recognize gains or losses.

    Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

    The Fund will monitor its hedging transactions and may make certain tax elections to mitigate the adverse effects of the foregoing rules.

TAXATION OF SHAREHOLDERS

    DIVIDENDS AND OTHER DISTRIBUTIONS. Based in part on the fact that the Fund has no present intention to redeem or purchase shares of APS at any time in the future, the APS will constitute stock of the Fund, and thus distributions with respect to the APS (other than distributions in redemption of APS treated as exchanges of stock under Section 302 of the Internal Revenue Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. This tax treatment is based upon a published ruling of the IRS stating that certain Auction rate preferred stock similar in many material respects to the APS represents equity. It is possible that the Internal Revenue Service ("Service") might take a contrary position, however, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of the APS. Instead, distributions by the Fund to those holders would constitute interest, would be included in full in the recipient's income and would be taxed as ordinary interest income and none of the distributions would be treated as capital gains dividends, qualified dividend income, or as exempt interest dividends. Counsel to the Fund believes that such a position, if asserted by the Service, would be unlikely to prevail.

    Distributions that the Fund designates as "exempt-interest dividends" generally may be excluded from gross income by shareholders for federal income tax purposes; those distributions may, however, be taxable for state, local, or foreign tax purposes. In addition, exempt-interest dividends are included for purposes of determining the portion, if any, of a person's social security and railroad retirement benefits that are includable in gross income. To pay exempt-interest dividends, the Fund must (and intends to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is tax-exempt.

    Interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares is not deductible to the extent that interest relates to exempt-interest dividends received from the Fund. If the Fund invests in certain PABs, the portion of the Fund's exempt-interest dividends that is attributable to the interest it earns thereon and that is specified in an annual notice from the Fund must be included by its shareholders as an item of tax preference in calculating their liability for the AMT. Corporate shareholders, however, must include all of their exempt-interest dividends in calculating their adjusted current earnings for purposes of the AMT. Accordingly, an investment in the Fund may cause shareholders to be subject to (or result in shareholders' increased liability under) the AMT. Because the Fund may from time to time invest as much as 20% of its net assets in Municipal Obligations bearing income that is taxable under the AMT, the Fund may not be an appropriate investment for investors who are subject to the AMT or who would become subject to the AMT by reason of an investment in the Fund.

    Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund Shares because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    If the Fund invests in instruments that generate taxable interest income, the portion of any Fund dividend attributable to that interest will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of the Fund's net capital gain, if any, will be taxable to its shareholders as long-term capital gains, regardless of the length of time they have held their Shares. For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met by both the Fund and the shareholder, recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after the basis is reduced to zero, will constitute capital gains to the holder (assuming the Shares are held as capital assets).

    If, and for so long as, the Fund has outstanding any series of APS, it will be required to allocate each particular type of its income for the taxable year (such as tax-exempt income, net realized capital gains, and other taxable income) between the classes of shares, Common Stock and APS, in proportion to the total distributions paid to each such class for that year. The Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for such dividend; except for any such amount of which the Fund so notifies the Auction Agent, the Fund anticipates that the dividends paid on the APS will constitute exempt-interest dividends. It is not expected that any portion of the Fund's distributions will be eligible for the dividends-received deduction available for corporations.

    Although the matter is not free from doubt due to the absence of direct regulatory or judicial authority, in the opinion of counsel to the Fund the designation of distributions on the Common Stock and on the APS, in the proportionate manner described above, as consisting of exempt-interest dividends, net capital gains and other taxable income will be respected for federal income tax purposes. Counsel has advised the Fund that, in its opinion, if the Service were to challenge in court the Fund's designations of income and gains, and the issue were properly litigated, the Service should not prevail. The Fund will consider any guidance provided by the Service or the courts as to the manner in which distributions on the Common Stock and on the APS may be so designated. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of the APS may be recharacterized as capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such holders to offset the tax effect of such reallocation.

    If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of the APS who are subject to the Retroactive Taxable Allocation. See "Description of APS--Dividends--Additional Dividends." The federal income tax consequences of Additional Dividends are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend if such designation is allowable under applicable law. However, the Service may assert that all or part of an Additional Dividend is a taxable dividend.

    Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

    The Fund will notify its shareholders following the end of each calendar year of the amounts of exempt-interest dividends, taxable dividends, qualified dividend income (if any), and capital gain distributions paid (or deemed paid) that year and of any portion thereof that is an item of tax preference for purposes of the AMT.

    SALES OF SHARES. Upon a sale, exchange, or other taxable disposition of Shares, a shareholder will realize a taxable gain or loss equal to the difference between his or her adjusted tax basis for the Shares and the amount realized. Any such gain or loss will be treated as a capital gain or loss if the Shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the Shares have been held for more than one year. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets) for taxable years beginning on or before December 31, 2008. Any loss realized on a sale or exchange of Shares that were held for six months or less will be disallowed to the extent of any exempt-interest dividends received on those Shares and will be treated as a long-term, rather than as a short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of shares of a series of APS also will be disallowed to the extent that those shares are replaced by other shares of the APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

    If, pursuant to an offer by the Fund to repurchase its shares, a Shareholder tenders all shares of the Fund that he or she owns or is considered to own, the Shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund shares are held as capital assets and will be long-term or short-term depending upon the Shareholder's holding period for the shares. If, pursuant to an offer by the Fund to repurchase its shares, a Shareholder tenders less than all of the shares of the Fund that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earning and profits and the Shareholder's basis in the tendered shares. If that occurs, there is a risk that non-tendering Shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

    BACKUP WITHHOLDING. The Fund is required to withhold at the current rate of 28% of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals (and certain other noncorporate Shareholders) who
(i) have provided either an incorrect tax identification number or no number at all, (ii) are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) have failed to certify that they are not subject to backup withholding or that they are "exempt recipients."

    OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

    RECENT TAX SHELTER REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                               DESCRIPTION OF APS

    The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the APS Provisions. Copies of the APS Provisions are filed as exhibits to the Registration Statement of which this SAI is a part and may be inspected, and copies thereof may be obtained, as described under "Available Information" in the Prospectus. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Glossary immediately preceding the Appendices hereto.

GENERAL

    All shares of the APS will have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The shares of APS will rank on a parity with shares of any other series of Preferred Stock (including any other series of APS) as to the payment of dividends and the distribution of assets upon liquidation. So long as either Moody's or S&P is rating the shares of any series of APS, the Fund may, without the vote of the holders of APS, issue additional series of Preferred Stock, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount, provided that (1) any such additional series ranks on a parity with the then outstanding APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Fund obtains written confirmation from Moody's or S&P, or both, as the case may be, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.

    The Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The APS, when issued and sold through this offering will be fully paid and nonassessable, will not be convertible into Common Stock or other stock of the Fund and will have no preemptive rights. The APS will not be subject to any sinking fund but will be redeemable in the circumstances described under "Redemption."

DIVIDENDS

    GENERAL. The holders of APS will be entitled to receive, when, as and if declared by the Board of the Fund, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate PER ANNUM thereof determined as set forth below under "Determination of Dividend Rate," and no more (except as otherwise provided below under "Additional Dividends"), payable on the respective dates determined as set forth below.

    Dividends on the APS will accumulate at the Applicable Rate PER ANNUM from the Date of Original Issue and, except as provided below, shall be payable as described in the Prospectus. After the Initial Dividend Period, the Fund, subject to certain conditions, may designate any Subsequent Dividend Period of the APS as a Special Dividend Period which shall be such number of consecutive days or whole years as the Board shall specify, subject to certain conditions. Shares of the APS are redeemable by the Fund as described herein.

    If the Fund designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (i) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof and (ii) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter, provided that in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

    After any Special Dividend Period, dividends on the APS shall be payable, except as described below, as provided in the second preceding paragraph above, subject to the option of the Fund to further designate from time to time any Subsequent Dividend Period of a series as a Special Dividend Period.

    In the case of dividends that otherwise would be payable as set forth above, if the Dividend Payment Date is not a Business Day, then dividends shall be payable on the next following Business Day.

    Each dividend on the APS will be paid on the Dividend Payment Date therefor to the Securities Depository to pay to the holders of record as their names appear on the registry of Existing Holders of the Securities Depository on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of the Fund.

    The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Fund to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Fund that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, one of its affiliates) will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or affiliate as Agent Member. A holder of APS that does not use one of the initial Broker-Dealers or an affiliate thereof as its Agent Member should contact the Agent Member used by such holder to determine whether such Agent Member will make dividend payments available to such holder in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a holder, such holder who uses such Agent Member would not have same-day funds available to it until the next Business Day, which, in the case of dividends payable on a Friday, would be the following Monday if it is a Business Day.

    DETERMINATION OF DIVIDEND RATE. The dividend rate on the APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor will be equal to the rate PER ANNUM set forth with respect to such series on the inside cover page of the Prospectus. For each Subsequent Dividend Period of any series of APS outstanding thereafter, the dividend rate on shares of such series will be equal to the rate PER ANNUM, except as provided below, that results from an Auction on the Auction Date next preceding such Subsequent Dividend Period.

    If an Auction for any Subsequent Dividend Period of any series of the APS is not held for any reason within the Fund's control or if the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, shares of any series of the APS and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the paragraph immediately following the next succeeding paragraph, the dividend rate on shares of such series of APS for any such Subsequent Dividend Period will be the Maximum Rate for such series of APS on the Auction Date for such Subsequent Dividend Period.

    In the event the Auction Agent shall fail to calculate or, for any reason (other than if an Auction is not held for any reason within the Fund's control pursuant to the preceding paragraph), shall fail to provide the Applicable Rate for any Subsequent Dividend Period, (i) if the preceding Subsequent Dividend Period was a period of 35 days or less (other than a daily Subsequent Dividend Period), the new Subsequent Dividend Period shall be the same as the preceding Subsequent Dividend Period and the Applicable Rate for the new Subsequent Dividend Period shall be the same as the Applicable Rate for the preceding Subsequent Dividend Period, and (ii) if the preceding Subsequent Dividend Period was a period of greater than 35 days, the preceding Subsequent Dividend Period shall be extended through the next Thursday with respect to the APS Series C (or if such Thursday is not followed by a Business Day then to the next succeeding day which is followed by a Business Day) and the Applicable Rate in effect for the preceding Subsequent Dividend Period shall continue in effect for the Subsequent Dividend Period as so extended. In the event the Subsequent Dividend Period is extended as set forth in clause (ii) of the preceding sentence, an Auction shall be held on the Business Day of the Subsequent Dividend Period as so extended to take effect for a Subsequent Dividend Period beginning on the Business Day immediately following the last day of the Subsequent Dividend Period as extended which Subsequent Dividend Period will end on the date it would otherwise have ended on had the prior Subsequent Dividend Period not been extended.

    If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during any Rate Period thereof, and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured in accordance with the next succeeding paragraph or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of: (1) if such failure consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such failure has not been cured in accordance with the next succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of APS; and (2) if such failure consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of such series of APS, if any, for which notice of redemption has been given by the Fund, an amount computed by multiplying (x) 200% of the Reference Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the next succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of APS to be redeemed, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for shares of such series of APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such failure is so cured shall be a rate PER ANNUM equal to the Maximum Rate on the Auction Date for each such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'Ba3'/BB-").

    Any such failure with respect to shares of any series of APS shall have been cured (if such failure is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon Eastern time on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of such series of APS and (ii) without duplication, the Redemption Price for the shares of such series of APS, if any, for which notice of redemption has been given by the Fund.

    For the purposes of the foregoing, "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means:

         (i) (A) in the case of any Minimum Dividend Period or any Rate Period of between 7 and 35 days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 days, and if the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding APS of a series are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 35 days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

        (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

    If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means Goldman Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce Fenner & Smith Incorporated and Smith Barney or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, "Substitute Commercial Paper Dealer" means Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

    "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (a) the PER ANNUM rate expressed on an Interest Equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., Eastern time, on such date by Kenny Information Systems or any successor thereto, (provided that the use of such successor will not result in a reduction or withdrawal of the rating of the APS by Moody's, if Moody's is then rating the APS, or by S&P, if S&P is then rating the APS) based on 30-day yield evaluations at par of bonds, the interest on which is excludable for regular federal income tax purposes, of "high grade" component issuers selected by Kenny Information Systems or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under section 57(a)(5) of the Internal Revenue Code or successor provisions, for purposes of the AMT, divided by (b) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., Eastern time, on such date by Kenny Information Systems or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the PER ANNUM rate expressed on an Interest Equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

    For the purposes of the foregoing, "Treasury Rate," on any date for any Rate Period, means:

         (i) the yield on the most recently auctioned non-callable direct obligations of the US Government (excluding " flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in THE WALL STREET JOURNAL on such date for the Business Day next preceding such date; or

        (ii) in the event that any such rate is not published by THE WALL STREET JOURNAL, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period which is one year or less and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the US Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the US Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date.

    If any US Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining US Government Securities Dealer or US Government Securities Dealers and any Substitute US Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any US Government Securities Dealer or US Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute US Government Securities Dealer or Substitute US. Government Securities Dealers, by the remaining US Government Securities Dealer or US Government Securities Dealers. As used herein, "US Government Securities Dealer" means Goldman, Sachs & Co., Smith Barney and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a US Government securities dealer. As used herein, "Substitute US Government Securities Dealer" shall mean Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a US Government securities dealer, provided that none of such entities shall be a US Government Securities Dealer.

    Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of the Fund's capital stock ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of APS through its most recent Dividend Payment Date. When dividends are not paid in full upon the APS through the most recent Dividend Payment Date or upon the shares of any other class or series of shares of the Fund's capital stock ranking on a parity as to the payment of dividends with the APS through their most recent respective Dividend Payment Dates, all dividends declared upon the APS and any other such class or series of stock ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or capital shares, in excess of full cumulative dividends, as provided in the APS Provisions, on the APS. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

    The amount of dividends per share payable on shares of any series of the APS on any date on which dividends shall be payable on such shares shall be computed by multiplying the respective Applicable Rate for such series in effect for such Dividend Period or Dividend Periods or parts thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or parts thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period of less than 1 year and 360 for all other Rate Periods, and applying the rate obtained against $50,000. Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

    DESIGNATION OF SPECIAL DIVIDEND PERIODS. The Fund, at its option, may designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of Series C shares of the APS shall have been cured as set forth above under "Dividends--Determination of Dividend Rate," (iii) Sufficient Clearing Bids for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, as described under "Redemption--Notice of Redemption below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such series as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's, respectively, to such series.

    If the Fund proposes to designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period of more than 28 days, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such series of APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 a.m., Eastern time, on the second Business Day next preceding such date notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

    No later than 11:00 a.m., Eastern time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:

         (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period of such series as a Special Dividend Period, specifying the same and the first day thereof (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids for such series shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) the Fund shall have failed to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, shares of APS Series C, as set forth above under "Dividends--Determination of Dividend Rate," prior to the first day of such Special Dividend Period with respect to shares of such series of APS and (E) the scheduled Dividend Payment Dates for such series of APS during such Special Dividend Period; provided, that, if the proposed Special Dividend Period consists of more than 28 days, such notice will be accompanied by an APS Basic Maintenance Report showing, as of the third Business Day next preceding such proposed Special Dividend Period, (1) a Discounted Value of Moody's Eligible Assets, assuming for purposes of calculating such Discounted Value in connection with an APS Basic Maintenance Report required to be prepared pursuant to the APS Provisions, a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such series) and (2) a Discounted Value of S&P Eligible Assets (if S&P is then rating such series), each at least equal to APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

        (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period for such series and that the next succeeding Rate Period of such series shall be a Minimum Dividend Period.

    If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., Eastern time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) above.

    RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends (other than dividends payable in Common Stock) or other distributions with respect to Common Stock, or purchase any such shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in and determined pursuant to the 1940 Act) with respect to the outstanding Preferred Stock, including the APS, would be less than 200% (or such other percentage as may in the future be required by law).

    In addition, for so long as any of the APS are outstanding, except as otherwise set forth herein, (A) the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or other distribution paid in shares of or options, warrants or rights to subscribe for or purchase, Common Stock or other capital stock of the Fund, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Stock or any other stock of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the APS as to the payment of dividends and the distribution of assets upon liquidation), or any such parity stock (except by conversion into or exchange for capital shares of the Fund ranking junior to or on a parity with the APS as to payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Fund has redeemed the full number of shares of each series of APS required to be redeemed by any provision for mandatory redemption contained in the APS Provisions, and (B) if either Moody's or S&P is rating the APS, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Stock or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation), unless immediately after such transaction the Discounted Values of the Moody's Eligible Assets and of the S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount. See "Investment Objective and Policies--Rating Agency Guidelines," "Asset Maintenance" and "Redemption."

    Under the Internal Revenue Code, the Fund must, among other things, distribute at least 90% of the sum of its investment company taxable income and its net tax-exempt income each year in order to maintain its qualification for tax treatment as a RIC. The foregoing limitations on dividends, other distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund currently intends, however, to exercise its optional redemption rights to redeem a portion of the APS when necessary to preserve such qualification. See "Taxation."

    ADDITIONAL DIVIDENDS. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS by reason of the fact that such allocation is made as a result of (i) the realization of net capital gains or other income taxable for federal income tax purposes, (ii) the redemption of all or a portion of the outstanding APS or
(iii) the liquidation of the Fund (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will simultaneously, if practicable, with such allocation but in no event later than 270 days after the end of the Fund's taxable year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co., as nominee of DTC) during such taxable year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders for the taxable year in question. See "Taxation."

    "Additional Dividends" means the payment to a holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the taxable year in question, would cause such holder's dividends in dollars (after federal income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such holder. State taxes imposed on the Additional Dividends, however; may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the AMT with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

ASSET MAINTENANCE

    1940 ACT APS ASSET COVERAGE. The Fund will be required under the APS Provisions to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its Common Stock). If the Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the APS ("1940 Act APS Asset Coverage") and such failure is not cured as of the last Business Day of the following month ("1940 Act Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of APS. See "Redemption" below.

    APS BASIC MAINTENANCE AMOUNT. So long as any APS are outstanding, the Fund will be required under the APS Provisions to maintain as of each Valuation Date assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount established by the rating agency or agencies then rating the APS. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the third Business Day after such Valuation Date ("APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of APS. See "Redemption" below.

    The "APS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

        (A) (i) the product of the number of APS outstanding on such date multiplied by $50,000;

           (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the respective first Dividend Payment Date for each of the APS outstanding that follow such Valuation Date (or to the 49th day after such Valuation Date, if such 49th day is earlier than such first following Dividend Payment Date);

           (iii) the amount equal to the Projected Dividend Amount (based on the number of APS outstanding on such date);

           (iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

           (v) the amount of the Fund's Maximum Potential Additional Dividends Liability as of such Valuation Date;

           (vi) the amount of any premium payable pursuant to a Premium Call Period; and

          (vii) any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(vi) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for Municipal Obligations purchased as of such Valuation Date) less

        (B) either (i) the fair value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A)(i) through (A)(vii) if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (ii) the Discounted Value of such assets.

    For purposes of the foregoing, "Maximum Potential Additional Dividends Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

    For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal

Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities operations, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

    The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings, described above under the heading "Investment Objective and Policies--Rating Agency Guidelines," have been based on criteria established in connection with rating each series of APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant assets to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factors relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund without approval of the holders of the APS, but only in the event the Fund receives written confirmation from the appropriate rating agency that any such change would not impair the rating then assigned to the APS by such rating agency. A rating agency's Discount Factors and guidelines will apply to the APS so long as such rating agency is rating the APS.

    On or before 5:00 p.m., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody's or S&P is rating the APS) a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be ("APS Basic Maintenance Report"). The Fund will also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) on a monthly basis and:
(i) on any Valuation Date on which the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date on which the Fund redeems Common Stock. Within ten Business Days after delivery of such report relating to the last Business Day of each month, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

MINIMUM LIQUIDITY LEVEL

    Pursuant to S&P guidelines, so long as S&P is rating the APS, the Fund will be required under the APS Provisions to have, as of each Valuation Date, Deposit Securities with maturity or tender dates not later than the days preceding the first respective Dividend Payment Dates (collectively "Dividend Coverage Assets") for each share of each series of APS outstanding that follow such Valuation Date and having a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). So long as S&P is rating the APS, if, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund will, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level. The "Dividend Coverage Amount," as of any Valuation Date, means (A) the aggregate amount of dividends that will accumulate on each share of APS to (but not including) the first Dividend Payment Date for each share of APS outstanding that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date; less
(B) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the APS and Receivables for Municipal Obligations Sold which become due prior to the Dividend Payment Date and interest with respect to Municipal Obligations which is payable to the Fund prior to the Dividend Payment Date. "Deposit Securities" generally means cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Fund without approval of the holders of the APS, but only in the event the Fund receives written confirmation from S&P that any such change would not impair the rating then assigned by S&P to the APS.

REDEMPTION

    OPTIONAL REDEMPTION. After the Initial Dividend Period, and upon giving a notice of redemption, as provided below, the Fund at its option may redeem shares of APS Series C, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that, during a Special Dividend Period of 365 days or more, none of the APS will be subject to optional redemption during any Non-Call Period. Also, shares of any series of the APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding.

    If fewer than all of the outstanding shares of any series of APS are to be redeemed as set forth above, the number of shares of such series to be redeemed shall be determined by the Board, and such shares shall be redeemed pro rata from the holders of record of such series (initially Cede & Co., with respect to APS Series C, as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of shares of a series of APS, the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. An Agent Member may determine to redeem shares from some beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other beneficial owners.

    The Fund may not give a notice of redemption relating to an optional redemption as described above unless, on the date on which the Fund intends to give such notice, (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of APS by reason of the redemption of such APS on such redemption date and (b) the Fund would have Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

    MANDATORY REDEMPTION. The Fund will be required to redeem, at the Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Maryland law, if the Fund fails to maintain a Discounted Value of Moody's Eligible Assets or S&P Eligible Assets in an amount greater than or equal to the APS Basic Maintenance Amount or fails to maintain the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Stock the redemption of which would have such result, all of the APS and Preferred Stock then outstanding will be redeemed), and (b) the maximum number of APS, together with all other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund will allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among each series of APS and other Preferred Stock subject to redemption provisions similar to those contained in this paragraph.

    The Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Stock which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund will redeem those shares of APS and other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to a mandatory redemption, the number of shares of any series of APS to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding shares of any series of APS.

    NOTICE OF REDEMPTION. The Fund is required to give 30 days' Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the SEC, which is not assured, the number of days' notice required for a mandatory redemption may be reduced by the Board of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of shares of each series of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares of any series held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of such series of APS to be redeemed from such holder.

    OTHER REDEMPTION PROCEDURES. To the extent that any redemption for which notice of redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem APS will be deemed to exist at any time after the date specified for redemption in a notice of redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Optional Redemption Price or Mandatory Redemption Price, as the case may be, with respect to any shares for which such notice of redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a notice of redemption has been given, dividends may be declared and paid on APS and will include those APS for which notice of redemption has been given.

    Upon the deposit of funds sufficient to redeem APS with the Auction Agent and the giving of notice of redemption, dividends on such APS shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the APS so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as otherwise provided above under "Dividends--Additional Dividends." Upon surrender in accordance with the notice of redemption of the certificates for any APS so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the holders of APS subject to redemption. In the case that fewer than all of the APS represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of
(i) the aggregate Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption on such date and (ii) all other amounts to which holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The

Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

    Notwithstanding the foregoing, if any dividends on shares of any series of APS are in arrears, no shares of such series of APS shall be redeemed unless all outstanding shares of such series of APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series of APS; provided, however that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series of APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by holders of all outstanding shares of such series of APS.

    Except as described above with respect to redemptions and under "The Auction--Orders by Existing Holders and Potential Holders," the APS Provisions do not prohibit the Fund or any affiliate of the Fund from purchasing or otherwise acquiring any APS.

    The Fund has the right to arrange for others to purchase from the holders thereof APS which are to be redeemed as described above.

LIQUIDATION

    Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of APS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to the APS. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any applicable Additional Dividends in connection with the liquidation of the Fund. After the payment to the holders of the APS of the full preferential amounts provided for as described herein, the holders of APS as such shall have no right or claim to any of the remaining assets of the Fund. In the event the assets of the Fund available for distribution to the holders of the APS upon any liquidation of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the APS upon such liquidation unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Fund, after payment shall have been made in full to the holders of the APS as described herein, but not prior thereto, any other series or class or classes of the Fund's capital stock ranking junior to the APS with respect to the distribution of assets upon liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the APS shall not be entitled to share therein.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

VOTING RIGHTS

    Except as otherwise indicated in the Prospectus, the Articles Supplementary or this SAI, or as otherwise required by applicable law, holders of the APS will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class.

    In connection with the election of the Fund's directors, holders of outstanding shares of Preferred Stock, including any APS, voting as a separate class, shall be entitled to elect two of the Fund's directors, and the remaining directors will be elected by holders of Common Stock and Preferred Stock, including any APS, voting as a single class. In addition, if at any time dividends (whether or not earned or declared) on Preferred Stock, including any outstanding APS, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of Preferred Stock, including any outstanding APS, the number of directors constituting the Board shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Stock, including any APS, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Stock, including any APS, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of Preferred Stock, including any APS for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of shares of Preferred Stock, including any APS (but not of the directors with respect to whose election the holders of Common Stock were entitled to vote or the two directors the holders of shares of APS have the right to elect in any event), will terminate automatically.

    So long as any of the APS are outstanding, the Fund will not, without the affirmative vote of a majority of the outstanding APS, determined with reference to a "majority of outstanding voting securities" as that term is defined in
Section 2(a)(42) of the 1940 Act (voting separately as one class):
(a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon liquidation or increase the authorized amount of APS (except that the Fund may, without the vote of the holders of APS, authorize, create or issue classes or series of Preferred Stock ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon liquidation subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements; provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that the issuance of any such additional class or series of Preferred Stock would not impair the rating then assigned by such rating agency to the APS); (b) amend, alter or repeal the APS Provisions, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the holders thereof; provided that
(i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Fund and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount; or (c) file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

    The Board may, however, without approval of the holders of APS, amend, alter or repeal any or all of the definitions required to be contained in the APS Provisions by the rating agencies in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS by such rating agency. Unless a higher percentage is provided for under "Description of Common Stock--Certain Anti-Takeover Provisions of the
Articles of Incorporation" in the Prospectus, the affirmative vote of the holders of a majority of the outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (as such term is defined under the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Limitations." The class vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. To the extent permitted by the 1940 Act, each series of APS may vote as a separate series in certain circumstances.

    The foregoing voting provisions will not apply with respect to APS if at or prior to the time when a vote is required, such APS shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption as provided under "Description of APS--Redemption."

                                  THE AUCTION

GENERAL

    The APS Provisions provide that the Applicable Rate PER ANNUM for each Subsequent Dividend Period after the Initial Dividend Period with respect to each series of APS shall be equal to the rate PER ANNUM that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period from implementation of the Auction procedures ("Auction Procedures") set forth in the APS Provisions, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series of APS. Each periodic implementation of the Auction Procedures, which are attached as Appendix C to this SAI, is referred to herein as an "Auction."

    This summary is qualified by reference to the Auction Procedures set forth in Appendix C hereto. The settlement procedures to be used with respect to Auctions for shares of each series of APS are set forth in Appendix D hereto.

    AUCTION AGENCY AGREEMENT. The Fund will enter into an agreement with Deutsche Bank Trust Company Americas (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, "Auction Agent") with respect to its APS Series C shares (the "Auction Agency Agreement"). The Auction Agency Agreement will provide, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for APS Series C so long as the Applicable Rate is to be based on the results of an Auction.

    BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more broker-dealers. The Auction Agent will enter into agreements (or amendments to existing agreements) with UBS Financial Services Inc. and may enter into similar agreements (or amendments) (collectively, the "Broker-Dealer Agreements") with one or more additional broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of Broker-Dealers in Auctions for APS Series C shares. See "Broker-Dealers" below.

    MASTER PURCHASER'S LETTER. Each prospective purchaser of shares of any series of the APS or its Broker-Dealer will be required to sign and deliver to the Auction Agent, as a condition to such purchaser's purchasing shares of such series of APS in any Auction or otherwise, a letter, the form of which is attached to the Prospectus (the "Master Purchaser's Letter"), in which such prospective purchaser or its Broker-Dealer will agree, among other things:

        (a) to participate in Auctions for shares of such series of APS on the terms set forth in Appendix C hereto;

        (b) to sell, transfer or otherwise dispose of shares of such series of APS only in whole shares and only pursuant to a Bid or a Sell Order (as defined under "Orders by Existing Holders and Potential Holders" below) in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of any transfer other than those pursuant to Auctions, the Existing Holder (as defined below) of the shares so transferred, its Agent Member (as defined below) or its Broker-Dealer advises the Auction Agent of such transfer; and

        (c) to have the ownership of the shares of the APS as to which such purchaser or its Broker-Dealer is the Existing Holder maintained in book entry form by (DTC together with any successor securities depository selected by the Fund, the "Securities Depository") for the account of its agent member (the "Agent Member") of such Securities Depository, which in turn will maintain records of such purchaser's beneficial ownership, and to authorize such Agent Member to disclose to the Auction Agent such information with respect to such purchaser's beneficial ownership as the Auction Agent may request.

    Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

    AN EXECUTION COPY OF THE MASTER PURCHASER'S LETTER IS INCLUDED INSIDE THE BACK COVER OF THE PROSPECTUS. EXECUTION BY A PROSPECTIVE PURCHASER OR ITS BROKER-DEALER OF A MASTER PURCHASER'S LETTER IS NOT A COMMITMENT TO PURCHASE SHARES OF ANY SERIES OF APS IN THE OFFERING BEING MADE BY THE PROSPECTUS OR IN ANY AUCTION, BUT IS A CONDITION PRECEDENT TO SUCH PURCHASER'S PURCHASING SHARES OF ANY SERIES OF APS. IN ADDITION, ACCEPTANCE OF A MASTER PURCHASER'S LETTER IS NOT A GUARANTEE THAT SHARES OF ANY SERIES OF APS WILL BE AVAILABLE FOR PURCHASE.

    As used herein, "Existing Holder" of shares of a series of APS means a person who has signed, or on whose behalf a Broker-Dealer has signed, a Master Purchaser's Letter and is listed as the beneficial owner of such shares of APS in the records of the Auction Agent. The Auction Agent may rely upon, as evidence of the identities of the Existing Holders, a list of the initial owners of the shares of the APS provided by the Fund, the results of Auctions and notices from any Existing Holder, the Agent Member of such Existing Holder or the Broker-Dealer of such Existing Holder with respect to transfers described in the next sentence. The Auction Agent will be required to register a transfer of shares of any series of APS from an Existing Holder to another person only if such transfer is made to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent and if (i) such transfer is pursuant to an Auction; or (ii) the Auction Agent has been notified in writing (A) by such Existing Holder, the Agent Member of such Existing Holder or the Broker-Dealer of such Existing Holder of such transfer or (B) by the Broker-Dealer of any person that purchased or sold shares of any series of APS in an Auction of the failure of such APS to be transferred as a result of such Auction. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 12:00 p.m., New York time, on the Auction Date.

    The Auction Agent is not required to accept the Master Purchaser's Letter of any Potential Holder who wishes to submit a Bid for the first time in an Auction or of any Potential Holder or Existing Holder who wishes to amend its Master Purchaser's Letter unless such Letter or amendment is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

    SECURITIES DEPOSITORY. Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to Shares of APS. One certificate for all of the shares of APS Series C offered hereby will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of APS contained in the APS Provisions and the Master Purchaser's Letters. The Fund will also issue stop-transfer instructions to the transfer agent for each series of APS. Cede & Co. will be the holder of record of all shares of such series of APS and beneficial owners of shares of such series of APS will not receive certificates representing their ownership interest in such shares.

    DTC, a New York chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each Agent Member in APS, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

    An Auction to determine the Applicable Rate with respect to each series of APS for each Rate Period after the Initial Dividend Period thereof will be held on the first Business Day preceding the first day of such Rate Period (the date of each Auction being referred to herein as an "Auction Date"). The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of APS--Dividends" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

    In normal circumstances, whenever the Fund intends to include any net capital gains or other income that is taxable for federal income tax purposes in any dividend on shares of any series of APS, the Fund may notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

    Prior to the Submission Deadline (as defined under "Submission of Orders by Broker-Dealers to Auction Agent" below) on each Auction Date with respect to a series of APS:

        (a) each Existing Holder of shares of such series of APS may submit to a Broker-Dealer by telephone or otherwise a:

            (i) "Hold Order"--indicating the number of outstanding shares, if any, of such series of APS that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next Rate Period;

           (ii) "Bid"--indicating the number of outstanding shares, if any, of such series of APS that such Existing Holder desires to sell if the Applicable Rates for the next Rate Period shall be less than the rate PER ANNUM then specified by such Existing Holder; and/or

           (iii) "Sell Order"--indicating the number of outstanding shares, if any, of such series of APS that such Existing Holder offers to sell without regard to the Applicable Rate for the next Rate Period;

        and

        (b) Broker-Dealers shall contact prospective purchasers of shares of such series of APS (each such prospective purchaser is herein referred to as a "Potential Holder," and the term Potential Holder includes an Existing Holder with respect to an offer by such Existing Holder to purchase additional shares of such series) by telephone or otherwise to determine whether such Potential Holders desire to submit Bids, in which Potential Holders will indicate the number of shares of each series of APS that they offer to purchase if the Applicable Rate for such series for the next Rate Period is not less than the rate PER ANNUM specified in such bids.

    The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order." An Existing Holder or a Potential Holder placing an order is herein referred to as a "Bidder" and collectively as "Bidders."

    An Existing Holder may submit different types of Orders in an Auction with respect to shares a series of APS then held by such Existing Holder. An Existing Holder that offers to purchase additional shares of a series of APS is, for purposes of such offer, treated as a Potential Holder. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

    Any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by an Existing Holder and
(ii) not be accepted if submitted by a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate PER ANNUM that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

    As used herein, "Maximum Rate," when used with respect to shares of any series of APS on an Auction Date, means:

         (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the Reference Rate on such Auction Date for the next Rate Period of such series and (2) the Applicable Percentage on such Auction Date, unless such series has or had a Special Dividend Period (other than a Special Dividend Period of 28 days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period of such series after such Special Dividend Period, in which case the higher of:

           (A) the dividend rate on shares of such series for the then-ending Rate Period, and

           (B) the product of (1) the higher of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special

       Dividend Period, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or greater and (2) the Applicable Percentage on such Auction Date;

        or

        (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period of more than 28 days, the product of (1) the highest of (x) the Reference Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater,
    (y) the Reference Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held, if such Special Dividend Period is one year or greater; and (z) the Reference Rate on such Auction Date for the Minimum Dividend Period of such series and (2) the Applicable Percentage on such Auction Date.

    The "Reference Rate" is, with respect to any Rate Period of less than one year, the higher of (i) the "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate. The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

    "Applicable Percentage" means the percentage, determined as set forth below, based on the lower of the credit ratings assigned to the series of APS on such date by Moody's and S&P (or if Moody's or S&P is not making such rating available the equivalent of such rating by a substitute rating agency):

PREVAILING RATING           APPLICABLE PERCENTAGE
-----------------           ---------------------
Aa3/AA- or higher.........          110%
A3/A-.....................          125%
Baa3/BBB..................          150%
Ba3/BB-...................          200%
Below Ba3/BB-.............          250%

    The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Directors would be in compliance with the Preferred Shares Basic Maintenance Amount. The Directors shall take all reasonable action necessary to enable Moody's and S&P to provide a rating for each series of APS. If both Moody's and S&P shall not make such a rating available, the Directors shall select another Rating Agency to act as a Substitute Rating Agency. The Directors shall not be required to have more than one Rating Agency provide a rating for any series of APS.

    For purposes of this determination, the "prevailing rating" of shares of a series of APS shall be (i) "Aaa/ AA- or higher if shares of such series of APS have a rating of "Aaa" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "Aaa/AA- or higher, then "A3"/A- if the shares of such series of APS have a rating of "A3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "Aaa/AA- or higher or "A3"/ A-, then " Baa/BBB- if the shares of such series of APS have a rating of "Baa" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "Aaa/AA- or higher, "A3"/A- or "Baa3"/BBB-, then "Ba3"/ BB- if the shares of such series of APS have a rating of "Ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "Aa3"/AA- or higher, "A3"/A- "Baa3"/BBB-, or "Ba3"/BB-, then "Below 'Ba3'/BB-," provided, however, that if the APS are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Fund will take all reasonable action necessary to enable either S&P or Moody's to provide a rating for each series of APS. If neither S&P nor Moody's shall make such a rating available, UBS

Global AM or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act") to act as a substitute rating agency in respect of the APS, and the Fund shall take all reasonable action to enable such rating agency to provide a rating for shares of such series.

    The Master Purchaser's Letter to be signed by each Existing Holder and each Potential Holder or its Broker-Dealer provides that (i) a Sell Order placed by an Existing Holder shall constitute an irrevocable offer to sell the shares of the series of APS subject thereto, (ii) a Bid placed by an Existing Holder shall constitute an irrevocable offer to sell the shares of the APS subject thereto if the rate determined in the Auction is less than the rate specified in such Bid, and (iii) a Bid placed by a Potential Holder shall constitute an irrevocable offer to purchase the number of shares of the APS specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in the Bid. The number of shares purchased or sold may be subject to proration procedures. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $50,000. See "The Auction--Notification of Results; Settlement" below. The Auction Agent is entitled to rely upon the terms of any Sell Order submitted to it by a Broker-Dealer.

    With respect to an Auction preceding a Rate Period of less than 90 days, if a Sell Order or Sell Orders covering all of the outstanding shares of any series of APS held by any Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of such series of APS held by such Existing Holder and not subject to Sell Orders submitted to the Auction Agent. With respect to an Auction preceding a Rate Period of 90 days or greater, a Sell Order will be deemed to have been submitted on behalf of an Existing Holder with respect to any shares held by such Existing Holder for which an Order is not submitted on behalf of such Existing Holder for any reason, including the failure of a Broker-Dealer to submit such Existing Holder's Sell Order to the Auction Agent.

    Neither the Fund nor any affiliate thereof may submit an Sell Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Sell Orders in an Auction, but only if such Sell Orders are not for its own account.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

    Prior to 1:30 p.m., Eastern time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date. Any Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

    If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (.001) of 1%.

    If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of outstanding shares of the APS subject to such Auction held by such Existing Holder, such Orders will be considered valid in the following Order of priority:

        (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of shares of such series of APS held by such Existing Holder;

        (b) (i) any Bid will be considered valid up to and including the excess of the number of outstanding shares of such series of APS held by such Existing Holder over the number of shares of such series of APS subject to any Hold Orders referred to in clause (a) above;

           (ii) subject to sub-clause (i), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of shares of such series of APS subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series of APS subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series of APS equal to such excess;

           (iii) subject to sub-clauses (i) and (ii), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending Order of their respective rates up to and including the amount of such excess; and

           (iv) in any such event, the number, if any, of such shares subject to Bids not valid under this clause (b) will be treated as the subject of a Bid by a Potential Holder at the rate specified therein; and

        (c) all Sell Orders will be considered valid up to and including the excess of the number of outstanding shares of such series of APS held by such Existing Holder over the sum of shares of such series of APS subject to valid Hold Orders referred to in clause (a) above and valid Bids by such Existing Holder referred to in clause (b) above.

    If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

    Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "submitted Bid" or a "submitted Sell Order," as the case may be, or as a "submitted Order") and will determine the excess of the number of outstanding shares of such series of APS over the number of outstanding shares of such series of APS subject to Submitted Hold Orders (such excess being herein referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient clearing Bids" will have been made if the number of outstanding shares of such series of APS that are the subject of Submitted Bids by Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of outstanding shares that are the subject of submitted Sell Orders (including the number of shares of such series of APS subject to Bids by Existing Holders specifying rates higher than the Maximum
Rate).

    If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding shares of the APS which, when added to the number of outstanding shares of the APS to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available APS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of the APS.

    If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of the APS are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period, which shall be a Minimum Dividend Period, for all shares of such series of APS will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders may not be able to sell in the Auction all shares of such series of APS subject to such submitted Sell Orders but will continue to own shares of such series of APS for the next Rate Period, dividends for which may include taxable income. See "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income" above and "The Auction--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

    If all of the outstanding shares of such series of APS are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period for all shares of such series of APS will be the product of (i) (1) the AA Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater and (ii) 1 minus the Marginal Tax Rate; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series of APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on shares of such series of APS for such Rate Period that represents the allocation of net capital gains or other income that is taxable for federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii). In calculating the Reference Rate and the Treasury Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "Reference Rate" and "Treasury Rate" set forth under "Description of APS--Dividends--Determination of Dividend Rate."

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND
  ALLOCATION OF SHARES

    Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the Order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of each series of APS will sell, continue to hold and/or purchase shares of such series of APS as set forth below. Existing Holders that submitted or were deemed to have Submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

    If Sufficient Clearing Bids have been made, all submitted Sell Orders shall be accepted, and:

        (a) each Existing Holder that placed a submitted Sell Order or submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of the APS subject to such submitted Bid;

        (b) each Existing Holder that placed a submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of the APS subject to such submitted Bid;

        (c) each Potential Holder that placed a submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of the APS subject to such submitted Bid;

        (d) each Existing Holder that placed a submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares the APS subject to such submitted Bid, unless the number of outstanding shares of the APS subject to all such Submitted Bids is greater than the number of shares of the APS in excess of the Available APS over the number of shares of the APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a submitted Bid will continue to hold a number of outstanding shares of the APS subject to such submitted Bid determined on a pro rata basis based on the number of outstanding shares of the APS subject to all such Submitted Bids by such Existing Holders; and

        (e) each Potential Holder that placed a submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any shares of the Available APS not accounted for in clauses (b) through (d) above on a pro rata basis based on the outstanding shares of the APS subject to all such Submitted Bids.

    If Sufficient Clearing Bids have not been made (unless this results because all outstanding shares of such series of APS are subject to Submitted Hold Orders):

        (a) each Existing Holder that placed a submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the outstanding shares of the APS subject to such submitted Bid;

        (b) each Potential Holder that placed a submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of outstanding shares of the APS subject to such submitted Bid; and

        (c) each Existing Holder that placed a submitted Bid specifying a rate higher than the Maximum Rate or a submitted Sell Order will sell a number of shares of the APS determined on a pro rata basis based on the number of outstanding shares of APS subject to all such Submitted Bids and submitted Sell Orders.

    If, as a result of the pro rata allocation described in clause (d) or
(e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of APS being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of APS. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of APS, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate APS for purchase among Potential Holders so that only whole shares of APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing APS.

NOTIFICATION OF RESULTS; SETTLEMENT

    The Auction Agent will advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 PM., Eastern time, on each Auction Date. Each Broker-Dealer that submitted an Order on behalf of a Bidder will then advise such Bidder of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will confirm purchases and sales with each Bidder purchasing or selling APS as a result of the Auction and will advise each Bidder purchasing or selling APS as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will record each transfer of APS on the registry of Existing Holders to be maintained by the Auction Agent. See "The Auction--General" above.

    In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of APS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

    If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole shares of APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

    The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 100 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

    The Auction Agent after each Auction for APS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year , or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of APS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through such Broker-Dealer or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order.

    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect for each series of APS after such termination.

    The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of Orders placed through it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

    The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

                             ADDITIONAL INFORMATION

COMMON STOCK REPURCHASES AND TENDER OFFERS

    In recognition of the possibility that the Common Stock might trade at a discount to net asset value and that any such discount may not be in the interest of common shareholders, the Board has determined that it will consider taking action to attempt to reduce or eliminate any discount. To that end, the Board may, in consultation with UBS Global AM, from time to time consider action either to repurchase shares of the Common Stock in the open market or to make a tender offer for shares of the Common Stock at their net asset value. The Board currently intends at least annually to consider making such open market repurchases or tender offers and at such time may consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. The Board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. Common Stock will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount.

    Subject to the Fund's investment restrictions with respect to borrowings and subject to the Fund's compliance with the 1940 Act, the Fund may incur debt to finance Common Stock repurchases or tender offers or for investment purposes. See "Investment Limitations." Should the Fund borrow for these or any other purposes, it would be required to pay when due the interest obligation on any debt incurred by it before it would be able to pay dividends on shares of any series of APS, and it is likely that the Fund would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of each series of APS. Because the interest expense on borrowings by the Fund will reduce the Fund's net investment income available to pay dividends on shares of any series of APS, borrowing may impair the Fund's ability to pay such dividends. This risk is heightened in the event the Fund incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

    There is no assurance that repurchases or tender offers will result in the Common Stock trading at a price that is equal or close to its net asset value per share. The market price of shares of the Common Stock will be determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Common Stock may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Common Stock and net asset value per share. In the opinion of UBS Global AM, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer.

    Although the Board believes that Common Stock repurchases and tender offers generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the Fund's acquisition of shares of the Common Stock would decrease the Fund's total assets and therefore have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any outstanding Preferred Stock. Because of the nature of the Fund's investment objective, policies and portfolio, under current market conditions UBS Global AM anticipates that repurchases and tender offers generally should not have a material, adverse effect on the Fund's investment performance and that UBS Global AM generally should not have any material difficulty in disposing of portfolio securities in Order to consummate Common Stock repurchases and tender offers; however, this may not always be the case.

    Even if such a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below
1,200),(b) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would eliminate the Fund's eligibility to deduct dividends paid to shareholders, thus causing the Fund's taxable income to be fully taxed at the corporate level in addition to the taxation of shareholders upon dividends received from the Fund), or (c) result in a failure to comply with the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount or both (so long as the same are applicable); (2) the Fund would not be able to liquidate portfolio securities in an Orderly manner and consistent with the Fund's investment objective and policies in Order to repurchase its shares or
(3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a trading moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests,
(d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or
(f) other event or condition that would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Board may modify these conditions in light of experience.

    Any tender offer made by the Fund for shares of the Common Stock generally would be at a price equal to the net asset value of the shares of Common Stock on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the common shareholders would be notified, in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering shares of Common Stock would pay to the Fund's transfer agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering shareholder and would not be deducted from the proceeds of the purchase. The Fund's transfer agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their shares of Common Stock. Costs associated with the tender offer would be charged against capital.

    Tendered shares of Common Stock that have been accepted and purchased by the Fund will be held in the Fund's treasury until retired by the Board. If treasury shares are retired, Common Stock issued and outstanding and capital in excess of par will be reduced. If tendered shares are not retired, the Fund may hold, sell or otherwise dispose of the shares for any lawful corporate purpose as determined by the Board.

CONVERSION TO OPEN-END INVESTMENT COMPANY

    The Board will consider from time to time whether it would be in the best interests of the Fund and its common shareholders to convert the Fund to an open-end investment company. If the Board determines that such a conversion would be in the best interests of the Fund and its common shareholders and is consistent with the 1940 Act, the Board will submit to the Fund's shareholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of the Common Stock, and each such share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then current net asset value per share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Common Stock would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. In addition, conversion to an open-end investment company would require that the Fund redeem any outstanding shares of Preferred Stock, including the APS. The Fund might have to liquidate portfolio securities to finance such redemptions.

    In the absence of approval by a majority of the Fund's Board, including a majority of the directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, any amendment to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company would require the vote of the holders of 66 2/3% of the outstanding shares of the Fund's capital stock. See "Description of Common Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation" in the Prospectus.

    COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, counsel to the Fund, has passed upon the legality of the shares of APS Series C offered by the Fund's Prospectus. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

    AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the funds.

                             FINANCIAL INFORMATION

    The Fund's audited financial statements and the independent auditors' report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending September 30, 2003, are incorporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders is available upon request and free of charge by calling the Fund at 1-800-762 1000.

                                    GLOSSARY

    "AA Composite Commercial Paper Rate" has the meaning set forth on page 34 of this SAI.

    "Additional Dividends" has the meaning set forth on page 37 of this SAI.

    "Advisory Contract" means the Investment Advisory and Administration Contract between the Adviser and the Fund pursuant to which the Adviser acts as investment adviser and administrator to the Fund.

    "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate, nor shall any corporation or any Person controlled by, in control of, or under common control with such corporation, one of the directors or executive officers of which is also a director of the Fund, be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

    "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

    "Anticipation Notes" means the following Municipal Obligations: bond anticipation notes that are rated by S&P, tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

    "Applicable Percentage" has the meaning set forth on page 47 of this SAI.

    "Applicable Rate" has the meaning set forth on page 20 of the Prospectus.

    "APS" means Auction Preferred Shares, par value $.001 per share, liquidation preference $50,000 per share, of the Fund.

    "APS Basic Maintenance Amount" has the meaning set forth on page 38 of this SAI.

    "APS Basic Maintenance Cure Date" has the meaning set forth on page 38 of this SAI.

    "APS Basic Maintenance Report" has the meaning set forth on page 39 of this SAI.

    "APS Provisions" has the meaning set forth on page 26 of the Prospectus.

    "Articles of Incorporation" means the Articles of Incorporation, as amended, of the Fund, including the Articles Supplementary establishing and fixing the rights and preferences of the APS, on file with the Department of Assessments and Taxation of the State of Maryland.

    "Articles Supplementary" means the Articles Supplementary filed with the Department of Assessments and Taxation of the State of Maryland and adopted by the Board of Directors, establishing the rights, preferences, redemption provisions and other terms of the APS.

    "Auction" means each periodic implementation of the Auction Procedures.

    "Auction Agency Agreement" has the meaning set forth on page 44 of this SAI.

    "Auction Agent" has the meaning set forth on page 44 of this SAI.

    "Auction Date," with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

    "Auction Procedures" means the procedures for conducting Auctions as described in the Prospectus.

    "Available APS" has the meaning set forth on page 49 of this SAI.

    "Bid" has the meaning set forth on page 46 of this SAI.

    "Bidder" and "Bidders" have the respective meanings set forth on page 46 of this SAI.

    "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof.

    "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer that:
(i) is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant; (ii) has been selected by the Fund; and (iii) has entered into a Broker-Dealer Agreement that remains effective.

    "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this SAI.

    "Business Day" has the meaning set forth on page 20 of the Prospectus.

    "Closing Transaction" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

    "Commercial Paper Dealers" has the meaning set forth on page 34 of this SAI.

    "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

    "Cure Date" means the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

    "Date of Original Issue" has the meaning set forth on page 20 of the Prospectus.

    "Deposit Securities" has the meaning set forth on page 39 this SAI.

    "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

    "Discounted Value" of any asset of the Fund means the market value thereof, as determined by the Fund in accordance with the pricing services to be provided by the Pricing Service or such other pricing service designated by the Board of Directors from time to time, discounted by the applicable Moody's Discount Factor or S&P Discount Factor, as the case may be, in connection with the Fund's receipt of a rating on the APS from Moody's of at least "Aaa" and from S&P of at least AAA, provided that, with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such asset at any time.

    "Dividend Coverage Amount" has the meaning set forth on page 39 this SAI.

    "Dividend Coverage Assets" has the meaning set forth on page 39 this SAI.

    "Dividend Payment Date" has the meaning set forth on page 20 of the Prospectus.

    "Dividend Period" has the meaning set forth on page 20 of the Prospectus.

    "DTC" has the meaning set forth on page 45 of this SAI.

    "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

    "Existing Holder" has the meaning set forth on page 45 of this SAI.

    "Failure to Deposit," with respect to any series of APS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after Notice of Redemption is given as set forth in this SAI.

    "Fund" means Investment Grade Municipal Income Fund Inc., a Maryland corporation, which is the issuer of the APS.

    "Hold Order" has the meaning set forth on page 46 of this SAI.

    "Holder," or "holder" with respect to any series of APS, means the registered holder of shares of such series of APS as the same appears on the share books of the Fund.

    "Initial Dividend Period" has the meaning set forth on page 20 of the Prospectus.

    "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

    "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

    "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

    "Kenny Index" has the meaning set forth on page 34 of this SAI.

    "Liens" has the meaning set forth on page B-5 of this SAI.

    "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

    "Marginal Tax Rate" means the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

    "Master Purchaser's Letter" means a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member, in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in the Prospectus.

    "Maximum Potential Additional Dividends Liability" has the meaning set forth on page 38 of this SAI.

    "Maximum Rate" has the meaning set forth on page 46 of this SAI.

    "Minimum Dividend Period" means with respect to each series of APS any Rate Period with 28 days.

    "Minimum Liquidity Level" has the meaning set forth on page 39 of this SAI.

    "Moody's" means Moody's Investors Service, Inc.

    "Moody's Discount Factors" has the meaning set forth on page B-4 of this SAI.

    "Moody's Eligible Assets" has the meaning set forth on page B-4 of this SAI.

    "Moody's Exposure Period" has the meaning set forth on page B-4 of this SAI.

    "Moody's Hedging Transactions" has the meaning set forth on page 9 of this SAI.

    "Moody's Volatility Factor" means 272%, as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                                                               MOODY'S
                                                              VOLATILITY
% CHANGE IN MARGINAL TAX RATE                                   FACTOR
-----------------------------                                 ----------
Less than or equal to 5%....................................      292%
Greater than 5% but less than 10%...........................      313
Greater than 10% but less than 15%..........................      338
Greater than 15% but less than 20%..........................      364
Greater than 20% but less than 25%..........................      396
Greater than 25% but less than 30%..........................      432
Greater than 30% but less than 35%..........................      472
Greater than 35% but less than 40%..........................      520

------------------------

* Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

    "Municipal Index" means The Bond Buyer Municipal Bond Index.

    "Municipal Obligations" shall mean debt obligations or similar securities issued by or on behalf of states, the District of Columbia, territories or possessions of the United States or their respective political subdivisions, agencies or instrumentalities, or by multistate agencies or authorities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax.

    "1940 Act" means the Investment Company Act of 1940, as amended.

    "1940 Act APS Asset Coverage" has the meaning set forth on page 38 of this SAI.

    "1940 Act Cure Date" has the meaning set forth on page 38 of this SAI.

    "1933 Act" means the Securities Act of 1933, as amended.

    "Non-Call Period" has the meaning described under "Specific Redemption Provisions" below.

    "Notice of Redemption" has the meaning set forth on page 41 of this SAI.

    "NYSE" means the New York Stock Exchange, Inc.

    "Optional Redemption Price" means (i) $50,000 per share of APS in the case of a Rate Period of less than one year, including any Special Dividend Period of less than 365 days, or (ii) with respect to a Special Dividend Period of 365 days or more, the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

    "Order" and "Orders" have the respective meanings set forth on page 46 of this SAI.

    "Outstanding" means, as of any Auction Date with respect to shares of any series of APS, the number of shares of such series theretofore issued by the Fund except, without duplication: (i) any shares of such series of APS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which (A) a Notice of Redemption shall have been given by the Fund and (B) the Fund shall have deposited the Redemption Price with the Auction Agent; (ii) any shares of such series of APS as to which the Fund or any Affiliate thereof shall be an Existing Holder; and (iii) any shares of such series of APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

    "Person" means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

    "Potential Holder" has the meaning set forth on page 46 of this SAI.

    "Preferred Stock" means any of the Fund's capital stock that from time to time is classified and issued by the Fund as preferred stock, including the APS.

    "Preferred Stockholders" means any Holder of APS and any registered holder of any other Preferred Stock.

    "Premium Call Period" has the meaning set forth below under "Specific Redemption Provisions."

    "Pricing Service" means Kenny Information Systems Inc. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

    "Projected Dividend Amount" means, with respect to the shares of any series of APS, on any Valuation Date, an amount equal to (i) the number of days, if any, greater than zero from and after the last day of the then current Rate Period, until 48 calendar days from such Valuation Date, multiplied by (ii) a rate equal to the Maximum Rate for a Minimum Dividend Period multiplied by the larger of (A) the applicable Moody's Volatility Factor for a Minimum Dividend Period or (B) the applicable S&P Volatility Factor.

    "Rate Period" has the meaning set forth on page 20 of the Prospectus.

    "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets or S&P Eligible Assets, as the case may be, has the meaning set forth on pages B-5 and B-2 of this SAI. respectively.

    "Redemption Price" means the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

    "Reference Rate" has the meaning set forth on page 47 of this SAI.

    "Retroactive Taxable Allocation" has the meaning set forth on page 37 of this SAI.

    "SEC" means the US Securities and Exchange Commission.

    "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

    "S&P Discount Factors" has the meaning set forth on page B-2 of this SAI.

    "S&P Eligible Assets" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of APS Basic Maintenance Amount), Receivables for Municipal

Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

    (a) Municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets; and

    (b) Municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

    "S&P Exposure Period" has the meaning set forth on page B-2 of this SAI.

    "S&P Hedging Transactions" has the meaning set forth on page 9 of this SAI.

    "S&P Volatility Factor" shall mean, for each series of APS: (i) during the Initial Dividend Period, 277% for APS Series A and APS Series B and 217% for APS Series C; and (ii) thereafter, depending on the applicable Reference Rate or Treasury Rate, the following percentages:

RATE                                                          PERCENTAGE
----                                                          ----------
Taxable Equivalent of the Short-Term Municipal Bond Rate....      277%
30 day "AA" Composite Commercial Paper Rate.................      228%
60 day "AA" Composite Commercial Paper Rate.................      228%
90 day "AA" Composite Commercial Paper Rate.................      222%
180 day "AA" Composite Commercial Paper Rate................      217%
1 year U.S. Treasury Bill Rate..............................      198%
2 year U.S. Treasury Note Rate..............................      185%
3 year U.S. Treasury Note Rate..............................      178%
4 year U.S. Treasury Note Rate..............................      171%
5 year U.S. Treasury Note Rate..............................      169%

    Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

    "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

    "Sell Order" has the meaning set forth on page 46 of this SAI.

    "Service" means the Internal Revenue Service.

    "Shares" has the meaning set forth on page 9 of the Prospectus.

    "Special Dividend Period" has the meaning set forth on page 20 of the Prospectus.

    "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either of, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Directors after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

    "Submission Deadline" means 1:30 PM., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

    "Submitted Bid" has the meaning set forth on page 49 of this SAI.

    "Submitted Hold Order" has the meaning set forth on page 49 of this SAI.

    "Submitted Order" has the meaning set forth on page 49 of this SAI.

    "Submitted Sell Order" has the meaning set forth on page 49 of this SAI.

    "Subsequent Dividend Period" has the meaning set forth on page 20 of the Prospectus.

    "Substitute Commercial Paper Dealer" has the meaning set forth on page 34 of this SAI.

    "Substitute US Government Securities Dealer" has the meaning set forth on page 35 of this SAI.

    "Sufficient Clearing Bids" has the meaning set forth on page 49 of this SAI.

    "Taxable Equivalent of the Short-Term Municipal Bond Rate" has the meaning set forth on page 34 of this SAI.

    "Treasury Bonds" means United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of ten years or more.

    "Treasury Rate" has the meaning set forth on page 34 of this SAI.

    "UBS Global AM" means UBS Global Asset Management (US) Inc.

    "US Government Securities Dealer" has the meaning set forth on page 35 of this SAI.

    "Valuation Date" means, for purposes of determining whether the Fund is maintaining the MMP Basic Maintenance Amount, the last business day of each week, or such other date as the Fund and the Rating Agencies may agree, commencing with the Date of Original Issue.

    "Variation Margin" means, in connection with outstanding purchase or SAI positions in futures contracts and outstanding SAI positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin deposit) from time to time as the value of such position fluctuates.

    "Winning Bid Rate" has the meaning set forth on page 49 of this SAI.

                                   APPENDIX A
                                    RATINGS

    Municipal bonds are rated by Moody's and S&P. Moody's also publishes separate ratings for municipal notes. Descriptions of these ratings, together with the ratings assigned by Moody's and S&P to commercial paper, are set forth below.

DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B. Obligations rated B are considered speculative and are subject to high credit risk.

    Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

    NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    NOTE: Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER
  SHORT-TERM LOANS

    Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short- term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

    MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad -based access to the market for refinancing.

    MIG-2. This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

    MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

    SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

    VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
  LOANS

    S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

    SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2.  Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    Issuers assigned Prime-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity. Issuers assigned Prime-2 have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issues assigned A by S&P, the highest rating category, are regarded as having the greatest capacity for timely repayment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. The A-2 designation indicates that the capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                   APPENDIX B
                            RATING AGENCY GUIDELINES

GENERAL

    The guidelines described below have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but they have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

    The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the shares of any series of APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

    In managing the Fund's portfolio, UBS Global AM will not alter the composition of the Fund's portfolio if, in the reasonable belief of UBS Global AM, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, UBS Global AM will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

    Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of APS will be subject to redemption if either Moody's or S&P is rating such shares. The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of each series of APS then Outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Asset Maintenance."

    The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Directors may, without Stockholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of APS.

    As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on any series of the APS are not recommendations to purchase, hold or sell shares of such series of APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and UBS Global AM , and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Stock has not been rated by a nationally recognized statistical rating organization.

    S&P AAA RATING GUIDELINES. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("S&P Eligible Assets") must be discounted by certain discount factors set forth in the table below ("S&P Discount Factors"). The Discounted Value of a Municipal Obligation under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "S&P Exposure Period" as determined by S&P (currently, 3 Business Days) and the S&P rating on such Municipal Obligation. S&P Discount Factors for a range of exposure periods are set forth below:

                                                                 S&P DISCOUNT FACTORS
                                                                    RATING CATEGORY
S&P DISCOUNT                                             -------------------------------------
EXPOSURE PERIOD                                            AAA         AA       A       BBB
---------------                                          --------   --------   ----   --------
40 Business Days.......................................    190%       195%     210%     250%
22 Business Days.......................................    170        175      190      230
10 Business Days.......................................    155        160      175      215
7 Business Days........................................    150        155      170      210
3 Business Days........................................    130        135      150      190

    Since the S&P Exposure Period currently applicable to the Fund is 3 Business Days, the S&P Discount Factors currently applicable to S&P Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing:

    (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125%, if such Municipal Obligations are not rated by S&P but are rated VMIG-1, MIG-1 or Prime-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; and

    (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

    For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

    The S&P guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining S&P Eligible
Assets:

    (1) In order to be considered S&P Eligible Assets, Municipal Obligations owned by the Fund must:

        (a) be interest bearing and pay interest at least semi-annually;

        (b) be payable with respect to principal and interest in US dollars;

        (c) be publicly rated BBB or higher by S&P or if not rated by S&P but rated by Moody's, be rated at least A by Moody's; provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent that the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to such Moody's-rated Municipal Obligations, any such municipal obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating;

        (d) not be private placements; and

        (e) be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

    (2) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent that the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of S&P Eligible Assets.

    (3) Municipal Obligations guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent that the fair market value of such Municipal Obligations does not exceed 25% of the aggregate fair market value of S&P Eligible Assets.

    (4) Municipal Obligations issued by issuers in any one state (including the District of Columbia), territory or possession of the United States will be considered S&P Eligible Assets only to the extent that the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

    For so long as shares of the APS are outstanding and S&P is rating such APS, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the APS, engage in any one or more of the following transactions: engage in reverse repurchase agreement transactions; borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; lend portfolio securities; merge or consolidate with any corporation; engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States Treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposit, or bankers acceptances in which the counter-party or its affiliates have securities rated A-1+ by S&P with respect to such underlying security; or engage in short sale transactions. In addition, as long as shares of APS are so rated or unless such confirmation has been received, the Fund will not enter into interest rate caps, collars or floors, purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (i) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contacts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by THE WALL STREET JOURNAL, and (ii) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other then Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fiend's total assets divided by 100,000 or
(2) outstanding futures contracts based on

Treasury Bonds exceeding in number 10% of the average number of daily traded futures contacts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by THE WALL STREET JOURNAL.

    For so long as shares of the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (i) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as shares of the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as shares of the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

    MOODY'S "Aaa" RATING GUIDELINES. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a municipal obligation under Moody's guidelines is the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular municipal obligation will be determined by reference to the "Moody's Exposure Period" currently, the 49 day period commencing on a given Valuation Date. Moody's Discount Factors for a range of exposure periods are set forth below:

                                                         MOODY'S DISCOUNT FACTORS RATING CATEGORY
                                        ---------------------------------------------------------------------------
                                                                                                VMIG-1      SP-1+
MOODY'S EXPOSURE PERIOD                  AAA(1)     AA(1)       A(1)      BAA(1)    OTHER(2)   (1)(3)(4)    (3)(4)
-----------------------                 --------   --------   --------   --------   --------   ---------   --------
7 weeks or less.......................    151%       159%       168%       202%       229%       136%        148%
8 weeks or less but greater than 7
  weeks...............................    154        164        173        205        235        137         149
9 weeks or less but greater than 8
  weeks...............................    158        169        179        209        242        138         150

------------------------

(1) Moody's rating.

(2) Municipal Obligations not rated by Moody's but rated BBB-, BBB or BBB+ by S&P

(3) Municipal Obligations rated MIG-1, VMIG-1 or Prime-1 or, if not rated by Moody's, rated SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.

(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

    Since the Moody's Exposure Period currently applicable to the Fund is 49 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks or less."

    Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Municipal Obligations so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or Prime-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Municipal Obligations will be 125% as long as such Municipal Obligations are rated A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's

Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are
(x) settled through clearinghouse firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (x) or (y).

    The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:

                                                 MAXIMUM STATE OR
          MINIMUM ISSUE    MAXIMUM UNDERLYING       TERRITORY
RATING   SIZE (MILLIONS)       OBLIGOR**         CONCENTRATION**
------   ---------------   ------------------   ------------------
 Aaa           $10                100%                 100%
  Aa            10                 20                   60
  A             10                 10                   40
 Baa            10                  6                   20
Other*          10                  4                   12

------------------------

*   Municipal Obligations not rated by Moody's but rated at least BBB- by S&P

** The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

    Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, and that they not have suspended ratings. For purposes of determining the Moody's Discount Factors applicable to such S&P-rated Municipal Obligations, any such Municipal Obligations (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating. For purposes of calculation of Minimum Issue Size, Maximum Underlying Obligor and Maximum State or Territory Concentration, Moody's Eligible Assets shall be calculated without including cash and Municipal Obligations rated MIG-1, VMIG-1 or Prime-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (A)(i) through (A)(vii) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by UBS Global AM, State Street Bank and Must Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

    For so long as shares of the APS are outstanding and the APS are rated by Moody's, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS engage in any one or more of the following transactions:
(1) incur any indebtedness, except that the Fund may, without obtaining the prior written approval described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets would equal or exceed the APS Basic Maintenance Amount after giving effect to such indebtedness; (2) issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund;
(3) engage in short sale transactions; or (4) except as necessary to effect Closing Transactions, engage in transactions in options on securities, futures contracts or options on futures contracts, except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put options on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by THE WALL STREET JOURNAL or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold
(1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P or Fitch), or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P or Fitch); and
(F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund.

    For so long as shares of the APS are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by THE WALL STREET JOURNAL is less than 5,000. For so long as shares of APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. For so long as shares of APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter.

    For purposes of valuation of Moody's Eligible Assets (i) if the Fund writes a call option, the underlying asset will be valued as follows: (A) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or
(B) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (A) exercise price and
(B) the Discounted Value of the underlying security; (iii) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (A) settlement price and (B) Discounted Value of the underlying security; provided that, if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (iv) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of (A) the settlement price and (B) the Discounted Value of the underlying security; provided that, if the contract matures within the Moody's Exposure Period, the security may be valued at Discounted Value of the underlying security; and (v) call or put option contracts which the Fund buys have no value. For so long as shares of the APS are rated by Moody's: (1) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (2) the Fund will not write any anticipatory call options or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (3) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (4) for purposes of the APS Basic Maintenance Amount (i) assets in margin accounts are not Moody's Eligible Assets, (ii) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (iii) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the fair market value of the underlying futures contract will constitute a liability of the Fund; (5) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's;
(6) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (7) the Fund will not engage in forward contracts; (8) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (9) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

                                   APPENDIX C
                               AUCTION PROCEDURES

    THE FOLLOWING PROCEDURES WILL BE SET FORTH IN THE ARTICLES SUPPLEMENTARY. THE TERMS NOT DEFINED BELOW ARE DEFINED IN THE GLOSSARY OR ELSEWHERE IN THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION.

    2. ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS. (a) Prior to the Submission Deadline on each Auction Date:

         (i) each Existing Holder of shares of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

           (A) the number of Outstanding shares, if any, of the APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

           (B) the number of Outstanding shares, if any, of the APS which such Existing Holder offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Existing Holder; and/or

           (C) the number of Outstanding shares, if any, of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Rate Period;

    and

        (ii) one or more Broker-Dealers, using lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of such APS which each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Holder.

    For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders," and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

    (b) (i) A Bid by an Existing Holder of shares of the APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

           (A) the number of Outstanding shares of the APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein;

           (B) such number or a lesser number of outstanding shares of the APS to be determined as set forth in clause (iv) of paragraph (a) of
       Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

           (C) the number of Outstanding shares of the APS specified in such Bid if the rate specified therein shall be higher than the Maximum Rate, or such number or a lesser number of Outstanding shares of the APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids for such series do not exist.

        (ii) A Sell Order by an Existing Holder on any Auction Date shall constitute an irrevocable offer to sell:

           (A) the number of Outstanding shares of the APS specified in such Sell Order; or

           (B) such number or a lesser number of Outstanding shares of the APS as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for the APS do not exist.

        (iii) A Bid by a Potential Holder on any Auction Date shall constitute an irrevocable offer to purchase:

           (A) the number of Outstanding shares of the APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

           (B) such number or a lesser number of Outstanding shares of the APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

    (c) No Order for any number of shares of the APS other than whole shares shall be valid.

    3. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of the APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

         (i) the name of the Bidder placing such Order;

        (ii) the aggregate number of shares of the APS that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder:

           (A) the number of shares, if any, of the APS subject to any Hold Order placed by such Existing Holder;

           (B) the number of shares, if any, of the APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

           (C) the number of shares, if any, of the APS subject to any Sell Order placed by such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares of the APS specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

    (c) With respect to an Auction preceding a Rate Period of less than 90 days, if an Order or Orders covering all of the Outstanding shares of the APS held by any Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent. With respect to an Auction preceding a Rate Period of 90 days or greater, if an Order or Orders covering all of the Outstanding shares of the APS held by any Existing Holder is/are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding shares of the APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

         (i) all Hold Orders for shares of the APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the APS held by such Existing Holder, and if the number of shares of the APS subject to such Hold Orders exceeds the number of Outstanding shares of the APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the APS held by such Existing Holder;

        (ii) (A) any Bid for shares of the APS shall be considered valid up to and including the excess of the number of Outstanding shares of the APS held by such Existing Holder over the number of shares of the APS subject to any Hold Orders referred to in clause (i) above;

           (B) subject to sub-clause (A), if more than one Bid for shares of the APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of the APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the APS equal to such excess;

           (C) subject to sub-clauses (A) and (B), if more than one Bid for shares of the APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

           (D) in any such event, the number, if any, of such Outstanding shares of the APS subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the APS by a Potential Holder at the rate therein specified; and

        (iii) all Sell Orders for shares of the APS shall be considered valid up to and including the excess of the number of Outstanding shares of the APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of the APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

    4. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

         (i) the excess of the number of Outstanding shares of the APS over the number of Outstanding shares of the APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

        (ii) from the Submitted Orders whether:

           (A) the number of Outstanding shares of the APS subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for the APS exceeds or is equal to the sum of

           (B) the number of Outstanding shares of the APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and

           (C) the number of Outstanding shares of the APS subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the APS in sub-clauses (B) and (C) above is zero because all of the Outstanding shares of the APS are subject to Submitted Hold Orders) (such Submitted Bids in sub-clause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

        (iii) if Sufficient Clearing Bids, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

           (A)(I) each such Submitted Bid from Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the APS that are subject to such Submitted Bids; and

           (B)(I) each such Submitted Bid from Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

       would result in such Existing Holders described in sub-clause (A) above continuing to hold an aggregate number of Outstanding shares of the APS which, when added to the number of Outstanding shares of the APS to be purchased by such Potential Holders described in sub-clause (B) above, would equal not less than the Available APS.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate and, based on such determination, the Applicable Rate for the next succeeding Rate Period as follows:

         (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

        (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the APS are subject to Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period, which shall be a Minimum Dividend Period, shall be equal to the Maximum Rate; or

        (iii) if all of the Outstanding shares of the APS are subject to Submitted Hold Orders, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the product of (A)(I) the Reference Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater, and (B)1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes will be the rate described in the preceding clause (A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

    5. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

    (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids for the APS shall be rejected:

         (i) Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

        (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

        (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

        (iv) each Existing Holder's Submitted Bid for shares of the APS specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold shares of the APS subject to such Submitted Bid, unless the number of Outstanding shares of the APS subject to all such Submitted Bids shall be greater than the number of shares of the APS ("remaining shares") in the excess of the Available APS over the number of APS subject to Submitted Bids described in clauses
    (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of shares of the APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of the APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

        (v) each Potential Holder's Submitted Bid for shares of the APS specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the APS obtained by multiplying the number of shares in the excess of the Available APS over the number of APS subject to Submitted Bids described in clauses (ii) through
    (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of the APS subject to such Submitted Bids and the denominator of which shall be the aggregate number of Outstanding shares of the APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate; and

    (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for the APS shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for the APS shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of the APS specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

        (ii) Potential Holders' Submitted Bids for shares of the APS specifying any rate that is equal to or lower than the Maximum Rate for the APS shall be accepted; and

        (iii) Each Existing Holder's Submitted Bid for shares of the APS specifying any rate that is higher than the Maximum Rate and the Submitted Sell Orders of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the APS obtained by multiplying the number of shares of the APS subject to Submitted Bids described in clause (ii) of this paragraph
    (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the APS subject to all such Submitted Bids and Submitted Sell Orders.

    (c) If all of the Outstanding shares of the APS are subject to Submitted Hold Orders, all Submitted Bids for the APS shall be rejected.

    (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of the APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares of the APS so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole number of shares of APS.

    (e) If as a result of the procedures described in clause (v) of paragraph
(a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of the APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of the APS for purchase among Potential Holders so that only whole shares of the APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS on such Auction Date.

    (f) Based on the results of each Auction for shares of the APS, the Auction Agent shall determine the aggregate number of shares of the APS to be purchased and the aggregate number of shares of the APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer Submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of shares of the APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of shares of the APS such Broker-Dealer shall receive, as the case may be, shares of the APS.

    6. NOTIFICATION OF ALLOCATIONS. Under normal circumstances, whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund may notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

    7. MISCELLANEOUS. (a) To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of the Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend the Articles Supplementary with respect to the APS prior to the issuance thereof.

    (b) An Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

    (c) All of the shares of APS Outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

    (d) Neither the Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

                                   APPENDIX D
                             SETTLEMENT PROCEDURES

    Capitalized terms used herein have the respective meanings specified in the Prospectus or this Statement of Additional Information.

    (a) On each Auction Date, the Auction Agent shall notify, either by telephone or by means of its auction processing system, the Broker-Dealers that participated in the Auction for the APS held on such Auction Date and submitted an Order on behalf of an Existing Holder or Potential Holder of:

         (i) the Applicable Rate fixed for the next succeeding Rate Period;

        (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

        (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of the APS then Outstanding to be sold by such Existing Holder;

        (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of the APS to be purchased by such Potential Holder;

        (v) if the aggregate number of shares of the APS to be sold by all Existing Holders on whose behalf such Broker-Dealer Submitted Bids or Sell Orders is different than the aggregate number of shares of the APS to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of shares of the APS to be (x) purchased from one or more Existing Holders on whose behalf such other Broker-Dealers Submitted Bids or Sell Orders, or
    (y) sold to one or more Potential Holders on whose behalf such other Broker-Dealers Submitted Bids; and

        (vi) the scheduled Auction Date of the next succeeding Auction for the APS.

    (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

         (i) advise each Existing Holder and Potential Holder on whose behalf such Broker-Dealer submitted a Bid or Sell Order whether such Bid or Sell Order was accepted or rejected, in whole or in part;

        (ii) instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of the APS to be purchased pursuant to such Bid against receipt of such shares;

        (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of the APS to be sold pursuant to such Bid or Sell Order against payment therefor;

        (iv) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order and each Potential Holder on whose behalf such Broker-Dealer submitted a Bid of the Applicable Rate for the next succeeding Rate Period;

        (v) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order of the Auction Date of the next succeeding Auction; and

        (vi) advise each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction.

    (c) On the basis of the information provided to it pursuant to paragraph
(a) above, each Broker-Dealer that submitted a Bid or Sell Order shall allocate any funds received by it in respect of such series pursuant to paragraph
(b)(ii) above, and any shares of the APS received by it pursuant to paragraph
(b)(iii) above, among
the Potential Holders, if any, on whose behalf such Broker-Dealer Submitted Bids, the Existing Holders, if any, on whose behalf such Broker-Dealer Submitted Bids or Sell Orders, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a)(v) above.

    (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sale of shares of the APS as determined in the Auction.

                                   APPENDIX E
                     HEDGING AND RELATED INCOME STRATEGIES

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument the price of which is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument the price of which is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in Order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"), and may become subject to regulation by various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxation."

    In addition to the products, strategies and risks described below, UBS Global AM expects additional opportunities to develop in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as UBS Global AM develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new options, futures contracts or other techniques are developed. UBS Global AM may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES

    The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

    (1) Successful use of most Hedging Instruments depends upon UBS Global AM's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

    (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (I.E., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

    Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, US government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS

    The Fund may purchase put and call options, and write (sell) covered call options and covered put options, on debt securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Fund may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on Municipal Obligations are not currently available. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the "counterparty") to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

    Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    In the event that options on indexes of municipal and non-municipal debt securities become available, the Fund may purchase and write put and call options on such indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

    The Fund may purchase and sell municipal bond index futures, other interest rate futures and options thereon. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indexes. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of the Fund's portfolio. If UBS Global AM wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, US government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules.

Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund will not trade options on futures on any exchange or board of trade unless, in UBS Global AM's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

GUIDELINE FOR FUTURES AND RELATED OPTIONS

    To the extent that the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

    The Fund may use the following hedging instruments:

    OPTIONS ON DEBT SECURITIES--A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges. At present, only options on US Treasury securities are listed for trading on any recognized exchange.

    OPTIONS ON INDEXES OF DEBT SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indexes of debt securities do not exist.

    MUNICIPAL BOND INDEX FUTURES CONTRACTS--A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    MUNICIPAL DEBT FUTURES CONTRACTS--A municipal debt futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of municipal debt security called for in the contract at a specified future time and at a specified price. Currently, municipal debt futures contracts do not exist.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

    INTEREST RATE PROTECTION TRANSACTIONS--The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

    The Fund would enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

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    The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, UBS Global AM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, US government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

    The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers determined by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

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